UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-7810

Exact name of registrant as specified in charter:
Delaware Investments Colorado Insured Municipal Income Fund, Inc.

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: March 31

Date of reporting period: March 31, 2008

Item 1. Reports to Stockholders

Annual Report	Delaware
Investments
Closed-End
Municipal Bond
Funds

March 31, 2008

Closed-end funds

Table of contents

> Porfolio management review	1
> Fund basics	9
> Sector/State allocations and credit quality breakdowns	10
> Statements of net assets	12
> Statements of operations	25
> Statements of changes in net assets	26
> Financial highlights	27
> Notes to financial statements	31
> Report of independent registered public accounting firm	37
> Other Fund information	38
> Board of trustees/directors and officers addendum	44
> About the organization	47

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

Portfolio management review

Delaware Investments Closed-End Municipal Bond Funds

April 8, 2008

The managers of Delaware closed-end municipal bond funds provided the answers to the questions below as a review of the funds’ activities for the fiscal year that ended March 31, 2008.

What were some of the major news events that influenced the investment environment for municipal bonds during the fiscal year ended March 31, 2008?

The fiscal year was eventful, with a credit crisis triggered by difficulties in the mortgage markets. Investment conditions within the municipal bond market as well as in the broader fixed income markets were extremely perilous. We defined several distinct phases as we looked back on the year. Each phase presented its unique challenges to bond investors and affected the municipal markets to varying degrees.

During the early part of the fiscal year, the municipal market was fairly steady. The fixed income markets were warned early of things to come as news items highlighting the problems of hedge funds invested in securities with exposure to subprime mortgages briefly shook the taxable markets.

During the summer months, the first real phase of the credit crisis hit and the municipal markets participated fully. This represented a change from previous credit events, when the flight to quality was led by the Treasury market and closely followed by the relatively “safe” municipal bond asset class. This time, municipals experienced price deterioration that looked more like those that generally take place within the high yield and emerging markets bond sectors. We believe the difference was a result of selling pressure by nontraditional buyers, whose buying activity during the previous several years had helped the municipal market to frequently outperform in the face of record and near-record new issue supply.

We believe these alternative investors needed to deleverage in this tenuous market and accordingly sold what assets they could. Compounding the problem, the dealer community’s capital was declining. As a result, members of the dealer community pulled back their inventory positions and were less willing to provide liquidity into the market.

What began as a liquidity issue, though, evolved into a credit crisis in November. Concerns grew stronger regarding credit ratings for monoline insurers, which underwrite insurance for much of the debt that municipalities issue. In recent years, these insurance companies have sought faster growth by insuring new and different types of investment vehicles, including the structured investment vehicles that many believe to be at the root of the credit crisis. As a result, several AAA-rated insurance providers were warned during the calendar year that they might be required to increase their capital levels to maintain top-tier ratings.

The fears surrounding insurer credit ratings further amplified outflows from the municipal debt market. These fears forced already wary municipal bond investors to re-evaluate credit ratings on what many had considered to be safe investments.

In the first quarter of calendar 2008, actual downgrades of some of the AAA-rated insurers triggered pricing pressure on municipal bonds. It impacted both leveraged buyers of municipal bonds and a funding vehicle within the municipal market called auction rate securities, or ARS. The leveraged buyers, known as tender option bond programs (TOBs), were squeezed as their hedges worked against them.

TOBs allow owners to borrow at a short-term rate and reinvest the proceeds in higher-yielding, longer-term bonds. These investors were long municipal bonds, the underperforming asset. This led to margin calls and more selling of tax-exempt securities, and eventually to more downward pressure on municipal prices.

Another casualty of the insurer downgrades during the quarter was the tax-exempt ARS market. These bonds have long maturities, but have rates that reset between 7 and 35 days based on an auction process that matches potential

The views expressed are current as of the date of this report and are subject to change.

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Portfolio management review

Delaware Investments Closed-End Municipal Bond Funds

buyers with sellers. Under normal market conditions, a successful auction provides face value liquidity for any holders wishing to exit the position. As the ratings of Financial Guaranty Insurance Company (FGIC) and XL Capital Assurance were downgraded from AAA, buyers of these securities became very cautious. At the same time, the dealer community, facing liquidity constraints, was in no position to step in and fill the void. Auctions started failing, forcing resets to contractual maximum rates, which often were punitive from the issuer’s perspective. Several issuers have responded by converting their ARS into longer-term securities.

These forces culminated at the end of February. The already constrained dealer community had shifted its focus primarily to the auction rate market. The TOBs had massive sell lists of intermediate and long-term bonds. Without strong dealer support, the municipal market suffered. Long-term municipal yields rose for three straight days while the Treasury market rallied.

New issue volume nationally set a record in calendar 2007, although issuance slowed as the year progressed. Overall, a record $427 billion in new tax-exempt municipal bonds were issued in 2007. New-issue volume early in 2008 remains quiet, with the pace through the end of March off 25% from the same period one year ago (source: Bond Buyer).

How did the technical environment change during the year?

The yield curve steepened significantly during the year. The fiscal year began with the curve historically narrow — at 58 basis points between 2- and 30-year maturity bonds (yields of 3.54% and 4.12%, respectively). The steepening of the curve occurred with each phase of the liquidity crisis, and by the end of March 2008 the curve had widened to 267 basis points.

As might be expected given the credit environment described earlier, municipal bonds traded more cheaply than Treasury bonds as the year wore on. Municipal bonds started the year with 30-year yields at 85% of those of long Treasury bonds. Municipal bonds normally trade with lower yields than Treasury bonds due to their favorable tax treatment. When the first phase of the credit crunch hit in July, the municipal bond to Treasury yield ratio began to increase in July and jumped higher with each subsequent credit event.

At the end of February 2008, the relative yield ratios for municipals soared under the selling pressure from the TOBs. The ratio of yields between 30-year municipal and Treasury bonds exploded from an already historically cheap 103.4% to an unprecedented 116.3%. In March, municipals recovered only modestly and ended the quarter extremely cheap relative to Treasury bonds — at 113.4%. To put these ratios in perspective, this ratio has averaged 93% during the past 10 years and the previous high (with available data going back to 1981) was 102.5%. (Source: Thomson.)

Delaware Investments Arizona Municipal Income Fund, Inc.

What conditions prevailed in the Arizona economy?

Arizona’s housing market has softened significantly since March 2007, like that of much of the nation. Median home prices in the Phoenix area had declined 15% year-over-year as of December 2007, significantly more than the national median decline of 9% (source: Standard & Poor’s).

Recent slowing in the rate of employment reflects the impact of a weakened housing sector, which can also be seen in the state’s construction sectors. After two years of double-digit growth, employment figures for calendar year 2007 show a 6.6% decline in construction jobs. (Source: Moody’s.)

According to U.S. Labor Department data, Arizona unemployment rates, at 4% during the month of February 2008, remained below national rates of 4.8%. Arizona’s nonfarm payroll employment growth of 1.2% in 2007 was considerably weaker than the state’s 5% growth in 2006 (source: Moody’s).

Recurring revenues for the state’s fiscal year ended June 30, 2007, as well as initial estimates through Dec. 31, 2008, from sales and individual income tax collections, were lower than projected thus far. The decline in tax collections corresponds to a 5% income tax cut granted for fiscal year July 1, 2007, through June 30, 2008. The state also lost $200 million of ongoing property tax revenues last fiscal year when it elected to eliminate the state equalization property tax for fiscal years 2007 through 2009.

The governor’s many proposals to bridge the resulting budget gaps include a hiring freeze on all cabinet agencies, budget reductions, and deferring capital outlay projects. The state of municipal bond issuance in Arizona reflects the need to offset such budget woes through a significant issuance increase of 61.4% in 2007, to total $8.8 billion (source: Bond Buyer).

How did you position the Fund?

We focused on balancing the Fund — both to remain true to our core philosophy of generating competitive tax-exempt income and to strategically position the investment portfolio — given our expectation of a steeper yield curve and a tenuous credit environment.

During the year, we methodically adjusted the Fund’s positioning to mitigate losses and to seek yield, where possible. For example, we reduced the Fund’s exposure to insured bonds (from 45% to 38% as a percentage of net assets, including the liquidation value of preferred stock) at fiscal year end. On average, the Lehman Brothers Municipal Bond Index consisted of 43% insured bonds during the fiscal year. (This percentage dropped in February 2008 to 34%, as Lehman only considers the AAA-rated insurers within their “insured” sub-index and during the month a couple of the insurers lost their AAA rating.)

This underweight served the Fund well given the panic that overtook many investors regarding the quality of insurance that wraps municipal bond issues. As measured by the returns of the Lehman indices, the Insured Municipal Index underperformed the broad Lehman Brothers Municipal Bond Index for the 12 months ended March 31, 2008 (1.06% versus 1.90%, respectively) (source: Lehman Brothers).

Given our expectations for a steeper yield curve, we also trimmed the Fund’s holdings on the long end (20-plus years) of the yield curve in favor of a greater investment in bonds with 3- to 15-year maturities — what we refer to as the “belly” of the yield curve. We believe that this change helped Fund performance during the year. Again, as gauged by the Lehman Brothers Municipal Bond Index returns — this time broken down by maturity — the belly outperformed the long end for the fiscal year. We also increased (from 26% to 33% as a percentage of net assets, including the liquidation value of preferred stock) the Fund’s exposure to refunded bonds (also known as pre-refunded bonds) during the year. Pre-refunded bonds were among the better-performing bonds within the municipal market. They face minimal credit risk because they are backed by the invested debt proceeds of a second bond issue, which typically consist of U.S. Treasury securities.

What sectors or individual securities were noteworthy for their effect on Fund performance?

The largest detractors to the Fund’s return were functions of credit and curve — investments further out on the yield curve and lower in quality. Within the Fund, bonds issued to finance education, as well as hospitals and other healthcare projects, fit this mold, underperforming other areas of the municipal bond market during the fiscal year. For example, among Fund holdings of healthcare bonds, a University Medical Center Corporation bond performed poorly. Rated Baa1 by Moody’s and BBB+ by S&P, this revenue bond has a long final maturity of 2035.

On the positive side, relatively safe investments such as pre-refunded bonds were among the better-performing bonds within the municipal market. The two best-performing bonds were holdings that had been pre-refunded by the issuer during the year. Bonds issued by Oro Valley Municipal Property Corporation were among the examples of holdings whose performance benefited from pre-refunding during the year. The Fund’s position in bonds issued by Scottsdale Industrial Development Authority for Scottsdale Healthcare also added to the Fund’s return. This bond was refinanced before the year began.

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Portfolio management review

Delaware Investments Closed-End Municipal Bond Funds

Delaware Investments Colorado Municipal Income Fund, Inc.

What conditions prevailed in the Colorado economy?

Colorado’s economy continues to show modest growth despite growing concern about the national economic picture. However, recent economic data suggest that Colorado could experience a mild slowdown. According to the Colorado Office of State Planning and Budgeting, the unemployment rate was 3.8% in Colorado for calendar year 2007, the lowest reading since 2000. Although Colorado’s unemployment rate of 4.4% in the month of February 2008 is below national level of 4.8% for the same month, this subsequent rise in Colorado is evidence that the employment outlook has softened since December (source: U.S. Department of Labor).

After increasing 8.3% in fiscal year July 1, 2006, through June 30, 2007, due to healthy increases in individual income taxes, the state’s gross general fund revenue forecasts are significantly lower for the upcoming years. National and global economic influences will likely continue to limit growth over the next year or two. Due to decreases associated with individual income tax receipts along with the near-term negative impact from the federal stimulus package, the forecast for state general fund revenues for fiscal years 2007–2008 fell $127.3 million. In spite of a weakening income tax base that is reducing expectations, total sales tax collections have remained relatively strong and are expected to increase 7.1% for the biennium. (Source: Colorado Office of State Planning and Budgeting.)

Municipal bond issuance in Colorado decreased 6.2% in 2007 to a total of almost $8.3 billion (source: The Bond Buyer).

In light of this macroeconomic environment, how did you position the Fund?

We focused on balancing the Fund — both to remain true to our core philosophy of generating competitive tax-exempt income and to strategically position the investment portfolio — given our expectation of a steeper yield curve and a tenuous credit environment.

During the year, we methodically adjusted the Fund’s positioning to mitigate losses and to seek yield, where possible. For example, we reduced the Fund’s exposure to insured bonds (from 63% to 56% as a percentage of net assets, including the liquidation value of preferred stock) at fiscal year end. Recall that during the fiscal year, the Fund’s mandate was changed from an insured to a general Colorado fund. On average, the Lehman Brothers Municipal Bond Index consisted of 43% insured bonds during the fiscal year. (This percentage dropped in February 2008 to 34%, as Lehman only considers the AAA-rated insurers within their “insured” sub-index and during the month a couple of the insurers lost their AAA rating.)

Even at the reduced level, this overweight would have had a negative influence on the Fund’s returns given the panic that overtook many investors regarding the quality of insurance that wraps municipal bond issues. As measured by the returns of the Lehman indices, the Insured Municipal Index underperformed the broad Lehman Brothers Municipal Bond Index for the 12 months ended March 31, 2008 (1.06% versus 1.90%, respectively). (Source: Lehman Brothers.)

Given our expectations for a steeper yield curve, we also trimmed the Fund’s holdings on the long end (20-plus years) of the yield curve in favor of a greater investment in bonds with 2- to 15-year maturities — what we refer to as the “belly” of the yield curve. We believe that this change helped Fund performance during the year, and we would expect it to continue to help if the curve steepens further. Again, as gauged by the Lehman Brothers Municipal Bond Index returns — this time broken down by maturity — the belly outperformed the long end for the fiscal year. We also increased (from 32% to 38.5% as a percentage of net assets, including the liquidation value of preferred stock) the Fund’s exposure to refunded bonds (also known as pre-refunded bonds) during the year. Pre-refunded bonds were among the better-performing bonds within the municipal market. They face minimal credit risk because they are backed by the invested debt proceeds of a second bond issue, which typically consist of U.S. Treasury securities.

What sectors or individual securities were noteworthy for their effect on Fund performance?

The largest detractors to the Fund’s return were functions of credit and curve — investments further out on the yield curve and lower in quality. Within the Fund, longer bonds insured by the insurers that received downgrades provided the weakest performance during the fiscal year. Representative of these was a Denver revenue bond issued for the Convention Center. Due in 2035, the bond was issued with insurance by XL Capital Assurance. During the first quarter of 2008, all three ratings agencies downgraded the bonds from AAA. The insurer-strength ratings for XL Capital from Moody’s, S&P, and Fitch were A3, A-, and A, respectively.

On the positive side, relatively safe investments such as pre-refunded bonds were among the better-performing bonds within the municipal market. Two of the best-performing bonds were holdings that were pre-refunded by the issuer during the year. Bonds issued by Northwest Parkway Public Highway Authority were among the examples of holdings where performance benefited from pre-refunding during the year. The Fund’s position in revenue bonds issued by Aurora, Colo., also added to the Fund’s return. These bonds were refinanced before the year began.

Delaware Investments Minnesota Municipal Income Fund II, Inc.

What conditions prevailed in the Minnesota economy?

In our opinion, Minnesota has a fundamentally sound economy today. With a 30% share of local jobs, the service sector is the largest employer in Minnesota, with major employers in healthcare and business service companies. For the past two years the state has lagged the nation in employment growth. Unemployment levels have typically been one to two points below national averages. In recent months, the state has recorded levels higher than the national average. (Source: Moody’s and Standard & Poor’s.)

According to the Minnesota Department of Finance, tax revenues for fiscal 2007 were up 2.2% and the state’s general fund ended fiscal 2007 with an increase over 2006.

The enacted $34.5 billion 2008 and 2009 budget projects total general fund spending to increase by more than 9%. Standard & Poor’s reports that a revision to the economic outlook resulted in the projection of lower revenues and a structural imbalance for the current and coming bienniums. State general fund revenues are now forecast to total $32.5 billion, leaving a projected $935 million deficit for the current biennium, with larger deficits predicted for the future.

Municipal bond issuance in Minnesota decreased 0.2% in calendar 2007 to a total of almost $6.7 billion (source: The Bond Buyer).

How did you position the Fund?

We focused on balancing the Fund — both to remain true to our core philosophy of generating competitive tax-exempt income and to strategically position the investment portfolio — given our expectation of a steeper yield curve and a tenuous credit environment.

During the year, we monitored and methodically adjusted the Fund’s positioning to mitigate losses and to seek yield, where possible. For example, the Fund maintained about a 28% (as a percentage of net assets, including the liquidation value of preferred stock) exposure to insured bonds. On average, the Lehman Brothers Municipal Bond Index consisted of 43% insured bonds during the fiscal year. (This percentage dropped in February 2008 to 34%, as Lehman only considers the AAA-rated insurers within their “insured” sub-index and during the month a couple of the insurers lost their AAA rating.)

This underweight served the Fund well given the panic that overtook many investors regarding the quality of insurance that wraps municipal bond issues. As measured by the returns of the Lehman indices, the Insured Municipal Index underperformed the broad Lehman Brothers Municipal Bond Index for the 12 months ended March 31, 2008 (1.06% versus 1.90%, respectively.) (Source: Lehman Brothers.)

Given our expectations for a steeper yield curve, we trimmed the Fund’s holdings on the long end (20-plus years) of the yield curve in favor of a greater investment in bonds with 2- to 15-year maturities — what we refer to as

(continues)     5

Portfolio management review

Delaware Investments Closed-End Municipal Bond Funds

the “belly” of the yield curve. We believe that this change helped Fund performance during the year, and we would expect it to continue to help if the curve steepens further. Again, as gauged by the Lehman Brothers Municipal Bond Index returns — this time broken down by maturity — the belly outperformed the long end for the fiscal year. We also increased (from 24% to 26.5% as a percentage of net assets, including the liquidation value of preferred stock) the Fund’s exposure to refunded bonds (also known as pre-refunded bonds) during the year. Pre-refunded bonds were among the better-performing bonds within the municipal market. They face minimal credit risk because they are backed by the invested debt proceeds of a second bond issue, which typically consist of U.S. Treasury securities.

What sectors or individual securities were noteworthy for their effect on Fund performance?

The largest detractors to the Fund’s return were functions of credit and curve — investments further out the yield curve and lower in quality. Within the Fund, bonds issued to finance education, as well as hospitals and other healthcare projects, fit this mold, underperforming other areas of the municipal bond market during the fiscal year. Likewise, industrial development revenue (IDR) bonds, which are issued by a government agency on behalf of a private sector company, detracted from the Fund’s returns largely for the same reasons. Among Fund holdings of healthcare bonds, a revenue bond issued by the City of St. Paul, due in 2036, performed poorly. Rated Baa1 by Moody’s and BBB by S&P, this long revenue bond was issued to finance a not-for-profit integrated healthcare system.

On the positive side, relatively safe investments such as pre-refunded bonds were among the better-performing bonds within the municipal market. Three of the best-performing bonds were pre-refunded by the issuer during the year. Bonds issued by the City of Duluth for the Benedictine Health System were among the examples of holdings whose performance benefited from pre-refunding during the year. The Fund’s position in electric revenue bonds issued by the City of Rochester also added to the Fund’s return. These bonds were re-financed before the year began.

Delaware Investments National Municipal Income Fund

How was the Fund positioned differently during this fiscal year?

Effective Oct. 15, 2007, the name of the Fund was changed from Florida Insured Municipal Income Fund to National Municipal Income Fund, reflecting a changed investment strategy. The new strategy eliminated a fundamental investment policy requiring the Fund to invest 80% of its net assets in insured, AAA-rated municipal bonds issued by the State of Florida. The Fund may, as a nonfundamental policy, (1) invest without limitation in uninsured, investment grade municipal securities of states other than Florida (including those rated below AAA) and (2) invest up to 20% of its net assets in noninvestment grade municipal securities. As of March 31, 2008, about 80% of the Fund’s holdings remained in Florida bond issues.

Nationwide, what were a few highlights of the municipal debt market?

Bond sales in the United States for 2007 increased to more than $427 billion, which is 10% more than the 2006 figure of $388 million. This was record growth, yet the pace of sales slowed late in the calendar year and into 2008. In the first quarter of 2008, new-issue volume was off markedly from one year ago — with the $80 billion coming to market representing a 25% decline from the same period a year ago (source: The Bond Buyer). Related to the overall slowing economic growth, unemployment across the country moved higher to 5.1% in March 2008. Most significantly, the housing crisis blamed on subprime mortgage woes had an extremely negative effect on the country’s overall economy, as described in the first section of this management review beginning on page 1.

How did you position the Fund?

We focused on balancing the Fund — both to remain true to our core philosophy of generating competitive tax-exempt income and to strategically position the investment portfolio — given our expectation of a steeper yield curve and a tenuous credit environment.

During the year, we methodically adjusted the Fund’s positioning to mitigate losses and to seek yield, where possible. For example, we reduced the Fund’s exposure to insured bonds (from 93% to 79% as a percentage of net assets, including the liquidation value of preferred stock) at fiscal year end. Recall that during the fiscal year, the Fund’s mandate was changed from an insured to a general market fund. On average, the Lehman Brothers Municipal Bond Index consisted of 43% insured bonds during the fiscal year. (This percentage dropped in February 2008 to 34%, as Lehman only considers the AAA-rated insurers within their “insured” sub-index and during the month a couple of the insurers lost their AAA rating.)

Even at the reduced level, this overweight would have had a negative influence on the Fund’s returns given the panic that overtook investors regarding the quality of insurance that wraps municipal bond issues. As measured by the returns of the Lehman indices, the Insured Municipal Index underperformed the broad Lehman Brothers Municipal Bond Index for the 12 months ended March 31, 2008 (1.06% versus 1.90%, respectively). (Source: Lehman Brohers.)

Given our expectations for a steeper yield curve, we also trimmed the Fund’s holdings on the long end (20-plus years) of the yield curve in favor of a greater investment in bonds with 2- to 15-year maturities — what we refer to as the “belly” of the yield curve. Exposure to the long end of the curve was reduced from 76% to 60% at fiscal year end. We believe that this change helped Fund performance during the year, and we would expect it to continue to help if the curve steepens further. Again, as gauged by the Lehman Brothers Municipal Bond Index returns — this time broken down by maturity — the belly outperformed the long end for the fiscal year.

What sectors of individual securities were noteworthy for their effect on Fund performance?

The largest detractors to the Fund’s return were largely functions of curve — investments further out on the yield curve. Within the Fund, longer bonds insured by the insurers receiving downgrades provided the weakest performance during the fiscal year. Representative of these was a Miami-Dade revenue bond issued for the international airport. Due in 2037, the bond was issued with insurance by Financial Guaranty Insurance Company (FGIC). During the first quarter of 2008, all three ratings agencies downgraded the bonds from AAA. As of the end of the fiscal year, the insurer-strength ratings for FGIC from Moody’s, S&P, and Fitch were Baa3, BB, and BBB, respectively. This bond is rated higher (A2, A-, and A, respectively) based upon the underlying strength of the issue itself.

On the positive side, bonds in the “belly” of the curve and pre-refunded bonds were among the better-performing bonds. Bonds that have been pre-refunded face minimal credit risk because they are backed by the invested debt proceeds of a second bond issue, which typically consist of U.S. Treasury securities. One such bond was a Florida Board of Education bond originally due in 2021, pre-refunded to its first call date in 2010.

Fund basics

Delaware Investments Arizona Municipal Income Fund, Inc.

As of March 31, 2008

Fund objective
The Fund seeks to provide current income exempt from both regular federal income tax and from Arizona personal income tax, consistent with preservation of capital.

Total Fund net assets
$41.3 million

Number of holdings
61

Fund start date
Feb. 26, 1993

Delaware Investments Colorado Municipal Income Fund, Inc. (Formerly Delaware Investments Colorado Insured Municipal Income Fund, Inc.)

As of March 31, 2008

Fund objective
The Fund seeks to provide current income exempt from both regular federal income tax and Colorado state personal income tax, consistent with preservation of capital.

Total Fund net assets
$69.0 million

Number of holdings
59

Fund start date
July 29, 1993

Delaware Investments Minnesota Municipal Income Fund II, Inc.

As of March 31, 2008

Fund objective
The Fund seeks to provide current income exempt from both regular federal income tax and Minnesota state personal income tax, consistent with preservation of capital.

Total Fund net assets
$163.3 million

Number of holdings
127

Fund start date
Feb. 26, 1993

Delaware Investments National Municipal Income Fund (Formerly Delaware Investments Florida Insured Municipal Income Fund)

As of March 31, 2008

Fund objective
The Fund seeks to provide current income exempt from regular federal income tax, consistent with preservation of capital.

Total Fund net assets
$32.4 million

Number of holdings
45

Fund start date
Feb. 26, 1993

Sector/State allocations and credit quality breakdowns

As of March 31, 2008

Sector designations may be different than the sector designations presented in other Fund materials.

Delaware Investments
Arizona Municipal Income Fund, Inc.

Percentage
Sector	of Net Assets
Municipal Bonds	157.49%
Education Revenue Bonds	16.52%
Electric Revenue Bonds	8.67%
Escrowed to Maturity Bond	6.28%
Health Care Revenue Bonds	17.06%
Housing Revenue Bonds	2.14%
Lease Revenue Bonds	6.45%
Local General Obligation Bonds	21.70%
Pre-Refunded Bonds	45.86%
Special Tax Revenue Bonds	15.56%
Transportation Revenue Bonds	7.75%
Water & Sewer Revenue Bonds	9.50%
Total Value of Securities	157.49%
Receivables and Other Assets Net of Liabilities	3.05%
Liquidation Value of Preferred Stock	(60.54%)
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	57.70%
AA	23.28%
A	5.72%
BBB	13.30%
Total	100.00%

Delaware Investments
Colorado Municipal Income Fund, Inc.

Percentage
Sector	of Net Assets
Municipal Bonds	155.05%
Education Revenue Bonds	28.66%
Electric Revenue Bond	1.40%
Health Care Revenue Bonds	5.36%
Lease Revenue Bonds	8.16%
Local General Obligation Bonds	22.77%
Pre-Refunded Bonds	60.15%
Special Tax Revenue Bonds	11.38%
State General Obligation Bond	3.50%
Transportation Revenue Bond	1.43%
Water & Sewer Revenue Bonds	12.24%
Short-Term Investment	1.36%
Total Value of Securities	156.41%
Receivables and Other Assets Net of Liabilities	1.58%
Liquidation Value of Preferred Stock	(57.99%)
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	81.46%
AA	8.30%
A	10.24%
Total	100.00%

Sector designations may be different than the sector designations presented in other Fund materials.

Delaware Investments
Minnesota Municipal Income Fund II, Inc.

Percentage
Sector	of Net Assets
Municipal Bonds	160.05%
Corporate-Backed Revenue Bonds	6.36%
Education Revenue Bonds	6.67%
Electric Revenue Bonds	21.46%
Escrowed to Maturity Bonds	17.50%
Health Care Revenue Bonds	17.46%
Housing Revenue Bonds	8.73%
Lease Revenue Bonds	9.53%
Local General Obligation Bonds	20.05%
Pre-Refunded Bonds	32.93%
Special Tax Revenue Bonds	5.74%
State General Obligation Bonds	5.92%
Transportation Revenue Bonds	7.70%
Short-Term Investment	0.29%
Total Value of Securities	160.34%
Liabilities Net of Receivables and Other Assets	(2.17%)
Liquidation Value of Preferred Stock	(58.17%)
Total Net Assets	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	53.94%
AA	14.09%
A	17.94%
BBB	10.02%
BB	2.10%
B	0.36%
Non Rated	1.55%
Total	100.00%

Delaware Investments
National Municipal Income Fund

Percentage
Sector	of Net Assets
Municipal Bonds	155.34%
Corporate-Backed Revenue Bonds	3.07%
Education Revenue Bond	3.87%
Electric Revenue Bond	3.07%
Health Care Revenue Bonds	21.87%
Housing Revenue Bonds	16.12%
Lease Revenue Bonds	17.80%
Local General Obligation Bonds	6.65%
Pre-Refunded Bonds	11.74%
Special Tax Revenue Bonds	27.00%
State General Obligation Bond	4.15%
Transportation Revenue Bonds	19.74%
Water & Sewer Revenue Bonds	20.26%
Short-Term Investments	5.56%
Total Value of Securities	160.90%
Receivables and Other Assets Net of Liabilities	0.89%
Liquidation Value of Preferred Stock	(61.79%)
Total Net Assets	100.00%

State
(as a % of fixed income investments)
Colorado	2.01%
Florida	82.54%
Iowa	0.96%
New York	4.96%
Pennsylvania	1.77%
Puerto Rico	3.66%
Texas	3.16%
Virginia	0.94%
Total	100.00%

Credit Quality Breakdown
(as a % of fixed income investments)
AAA	77.76%
AA	12.29%
A	9.06%
BBB	0.89%
Total	100.00%

Statements of net assets

Delaware Investments Arizona Municipal Income Fund, Inc.

March 31, 2008

	Principal
	Amount	Value
Municipal Bonds – 157.49%
Education Revenue Bonds – 16.52%
Arizona Board of Regents System
Revenue (Arizona State University)
Series 8-A
5.00% 6/1/18	$ 200,000	$ 217,310
5.00% 6/1/19	375,000	403,196
Arizona State University Certificates
of Participation (Research
Infrastructure Project)
5.00% 9/1/30 (AMBAC)	1,000,000	990,640
Arizona Student Loan Acquisition
Authority Revenue Refunding
Series A-1 5.90% 5/1/24 (AMT)	1,500,000	1,555,845
Glendale Industrial Development
Authority Revenue Refunding
(Midwestern University)
5.00% 5/15/31	350,000	329,413
Northern Arizona University Certificates
of Participation (Northern Arizona
University Research Project)
5.00% 9/1/30 (AMBAC)	1,000,000	997,280
Pima County Industrial Development
Authority Revenue Refunding
(Tucson Country Day School Project)
5.00% 6/1/37	500,000	401,060
South Campus Group Student
Housing Revenue (Arizona State
University South Campus Project)
5.625% 9/1/35 (MBIA)	1,000,000	1,016,730
University of Puerto Rico Revenue
Series Q 5.00% 6/1/36	1,000,000	910,140
		6,821,614
Electric Revenue Bonds – 8.67%
Salt River Project Agricultural
Improvement & Power District
Electric System Revenue
(Salt River Project)
Series A 5.00% 1/1/16	500,000	550,500
5.00% 1/1/31	1,765,000	1,762,476
Series B 5.00% 1/1/25	1,250,000	1,266,775
		3,579,751
Escrowed to Maturity Bond – 6.28%
Puerto Rico Commonwealth
Infrastructure Financing Authority
Series A 5.50% 10/1/40	2,500,000	2,594,675
		2,594,675
Health Care Revenue Bonds – 17.06%
Glendale Industrial Development
Authority Hospital Refunding
Revenue (John C. Lincoln Health)
5.00% 12/1/42	1,500,000	1,280,355
Maricopa County Industrial
Development Authority Revenue
(Catholic Healthcare West) Series A
5.25% 7/1/32	400,000	386,920
5.50% 7/1/26	430,000	435,513
Show Low Industrial Development
Authority Hospital Revenue
(Navapache Regional
Medical Center) Series A
5.50% 12/1/17 (ACA)	1,600,000	1,606,304
University Medical Center
Hospital Revenue
5.00% 7/1/33	1,000,000	883,700
5.00% 7/1/35	500,000	438,710
Yavapai County Industrial Development
Authority Revenue (Yavapai
Regional Medical Center)
Series A 5.25% 8/1/21 (RADIAN)	2,000,000	2,013,700
		7,045,202
Housing Revenue Bonds – 2.14%
Phoenix Industrial Development
Authority Single Family
Statewide Revenue
Series A 5.35% 6/1/20 (GNMA)
(FNMA) (FHLMC) (AMT)	450,000	451,328
Series C 5.30% 4/1/20 (GNMA)
(FNMA) (FHLMC) (AMT)	370,000	375,583
Pima County Industrial Development
Authority Single Family Mortgage
Revenue Series A-1
6.125% 11/1/33 (GNMA)
(FNMA) (FHLMC) (AMT)	55,000	55,793
		882,704
Lease Revenue Bonds – 6.45%
Arizona Game & Fishing Department
& Commission Beneficial Interest
Certificates (AGF Administration
Building Project) 5.00% 7/1/26	640,000	618,394
Coconino County Unified School
District #8 (Page Impact Aid
Revenue Project of 2004)
Series A 5.00% 7/1/15 (MBIA)	1,000,000	1,074,200
Nogales Development Authority
Municipal Facilities Revenue
5.00% 6/1/30 (AMBAC)	500,000	473,060
Prescott Valley Municipal Property
5.00% 1/1/27 (FGIC)	500,000	498,755
		2,664,409
Local General Obligation Bonds – 21.70%
Coconino & Yavapai Counties Joint
Unified School District #9
(Sedona Oak Creek Project 2007)
Series A 4.25% 7/1/20 (FSA)	900,000	905,535
Flagstaff Aspen Place Sawmill
Improvement District
5.00% 1/1/32	385,000	375,564
fGila County Unified School District
#10 Improvement (Payson Step
Coupon Project of 2006)
Series A 1.00% 7/1/27 (AMBAC)	500,000	469,965

	Principal
	Amount	Value
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Marana Tangerine Farm Road
Improvement District Revenue
4.60% 1/1/26	$1,000,000	$ 893,530
Maricopa County School District
#6 (Washington Elementary)
Refunding Series A
5.375% 7/1/13 (FSA)	3,000,000	3,343,560
(School Improvement Project of
2001) Series B 5.00% 7/1/17 (FSA)	1,000,000	1,103,050
Maricopa County Unified School
District #41 (Gilbert School)
(School Improvement Projects
2005 & 2007) 4.125% 7/1/20	1,000,000	982,950
Queen Creek Improvement District #1
5.00% 1/1/32	1,000,000	888,040
		8,962,194
§Pre-Refunded Bonds – 45.86%
Arizona School Facilities Board
Certificates of Participation
Series B 5.25% 9/1/19-14 (FSA)	1,000,000	1,119,950
Arizona School Facilities Board Revenue
(State School Improvement)
Series 2001 5.00% 7/1/19-11	2,000,000	2,148,260
(State School Trust) Series A
5.75% 7/1/18-14 (AMBAC)	500,000	573,355
Arizona Transportation Board
Highway Revenue 5.75% 7/1/18-09	2,350,000	2,466,700
Arizona Water Infrastructure Finance
Authority Revenue (Water Quality)
Series A 5.05% 10/1/20-11	1,500,000	1,620,885
Oro Valley Municipal Property
Excise Tax 5.00% 7/1/20-11 (FGIC)	1,000,000	1,083,320
Phoenix Civic Improvement Excise Tax
(Senior Lien Municipal Courthouse
Project) Series A 5.25% 7/1/24-09	1,000,000	1,053,290
Puerto Rico Commonwealth
Public Improvement Revenue
Series A 5.125% 7/1/31-11	250,000	269,500
Puerto Rico Highway & Transportation
Authority Transportation
Series D 5.00% 7/1/32-12 (FSA)	3,475,000	3,769,749
Series K 5.00% 7/1/40-15	500,000	555,235
Scottsdale Industrial Development
Authority Hospital Revenue
(Scottsdale Healthcare)
5.80% 12/1/31-11	1,000,000	1,115,990
Southern Arizona Capital Facilities
Finance (University of Arizona
Project) 5.00% 9/1/23-12 (MBIA)	1,150,000	1,251,005
University of Arizona Certificates
of Participation (University of
Arizona Project) Series B
5.125% 6/1/22-12 (AMBAC)	500,000	543,715
Virgin Islands Public Finance
Authority Revenue (Gross
Receipts Tax Loan Note) Series A
6.125% 10/1/29-10 (ACA)	1,250,000	1,366,913
		18,937,867
Special Tax Revenue Bonds – 15.56%
Arizona Tourism & Sports Authority
(Multipurpose Stadium Facilities)
Series A 5.00% 7/1/31 (MBIA)	1,000,000	989,080
Arizona Transportation Board Excise
Tax Revenue (Maricopa County)
5.00% 7/1/19	750,000	803,873
Glendale Municipal Property Series A
5.00% 7/1/33 (AMBAC)	3,000,000	2,974,259
Peoria Municipal Development
Authority Sales Tax & Excise
Shared Revenue (Senior Lien)
5.00% 1/1/18	1,085,000	1,174,556
San Luis Civic Improvement Municipal
Facilities Excise Tax Revenue
5.00% 7/1/38 (XLCA)	500,000	482,585
		6,424,353
Transportation Revenue Bonds – 7.75%
Arizona Transportation Broad Grant
Anticipation Notes 5.00% 7/1/14	250,000	274,703
Phoenix Civic Improvement Corporation
Airport Revenue Series B
5.25% 7/1/27 (FGIC) (AMT)	2,000,000	1,903,299
Puerto Rico Commonwealth Highway
& Transportation Authority
Un-Refunded Balance Series D
5.00% 7/1/32 (FSA)	1,025,000	1,022,069
		3,200,071
Water & Sewer Revenue Bonds – 9.50%
Phoenix Civic Improvement Wastewater
Systems Revenue Junior Lien
5.00% 7/1/19 (MBIA)	850,000	911,056
5.00% 7/1/24 (FGIC)	1,590,000	1,602,671
5.00% 7/1/26 (FGIC)	750,000	755,363
Scottsdale Water & Sewer Revenue
Refunding 5.00% 7/1/19	600,000	653,892
		3,922,982
Total Municipal Bonds
(cost $64,499,738)		65,035,822

(continues)     13

Statements of net assets

Delaware Investments Arizona Municipal Income Fund, Inc.

Total Value of Securities – 157.49%
(cost $64,499,738)	$ 65,035,822
Receivables and Other Assets
Net of Liabilities – 3.05%	1,258,151
Liquidation Value of Preferred Stock – (60.54%)	(25,000,000)
Net Assets Applicable to 2,982,200
Shares Outstanding – 100.00%	$ 41,293,973

Net Asset Value Per Common Share
($41,293,973 / 2,982,200 Shares)	$13.85

Components of Net Assets at March 31, 2008:
Common stock, $0.01 par value, 200 million shares
authorized to the Fund	$ 40,780,234
Distributions in excess of net investment income	(15,481)
Accumulated net realized loss on investments	(6,864)
Net unrealized appreciation of investments	536,084
Total net assets	$ 41,293,973

f	Step coupon bond. Coupon increases periodically based on a predetermined schedule. Stated rate in effect at March 31, 2008.

§

Pre-Refunded bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

Summary of Abbreviations:
ACA — Insured by American Capital Access
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
FGIC — Insured by the Financial Guaranty Insurance Company
FHLMC — Insured by the Federal Home Loan Mortgage Corporation
FNMA — Insured by Federal National Mortgage Association
FSA — Insured by Financial Security Assurance
GNMA — Insured by Government National Mortgage Association
MBIA — Insured by the Municipal Bond Insurance Association
RADIAN — Insured by Radian Asset Assurance
XLCA — Insured by XL Capital Assurance

See accompanying notes

Delaware Investments Colorado Municipal Income Fund, Inc.

March 31, 2008

	Principal
	Amount	Value
Municipal Bonds – 155.05%
Education Revenue Bonds – 28.66%
Boulder County Development Revenue
Refunding (University Corporation
for Atmospheric Research)
5.00% 9/1/26 (MBIA)	$4,500,000	$ 4,515,210
Colorado Educational & Cultural
Facilities Authority Revenue
(Bromley Charter School Project)
Refunding 5.25% 9/15/32 (XLCA)	1,000,000	1,005,490
(Johnson & Wales University Project)
Series A 5.00% 4/1/28 (XLCA)	3,000,000	2,925,930
(Littleton Charter School Project)
Refunding 4.375% 1/15/36 (CIFG)	1,200,000	1,049,676
(University of Northern Colorado)
Series A 5.00% 7/1/31 (MBIA)	2,500,000	2,486,200
Colorado State Board of Governors
(Colorado University) Series B
5.00% 3/1/35 (AMBAC)	1,800,000	1,776,330
University of Colorado Enterprise
System Revenue Series A
5.00% 6/1/30 (AMBAC)	2,000,000	2,003,860
University of Northern Colorado
Revenue Refunding
5.00% 6/1/35 (FSA)	4,000,000	4,002,120
		19,764,816
Electric Revenue Bond – 1.40%
Arkansas River Power Authority
Revenue Improvement
5.25% 10/1/32 (XLCA)	1,000,000	963,970
		963,970
Health Care Revenue Bonds – 5.36%
Colorado Health Facilities
Authority Revenue
(North Colorado Medical Center)
Refunding 5.95% 5/15/12 (MBIA)	1,070,000	1,121,339
(Porter Place) Series A
6.00% 1/20/36 (GNMA)	2,515,000	2,575,385
		3,696,724
Lease Revenue Bonds – 8.16%
Denver Convention Center Hotel
Authority Revenue Refunding
5.00% 12/1/35 (XLCA)	2,000,000	1,788,260
Glendale Certificates of Participation
5.00% 12/1/25 (XLCA)	1,500,000	1,500,945
Puerto Rico Public Buildings Authority
Revenue (Guaranteed Government
Facilities) Series M-2
5.50% 7/1/35 (AMBAC)	700,000	730,086
Westminster Building Authority
Certificates of Participation
5.25% 12/1/22 (MBIA)	1,555,000	1,611,462
		5,630,753
Local General Obligation Bonds – 22.77%
Adams & Arapahoe Counties Joint
School District #28J (Aurora)
5.25% 12/1/25 (MBIA)	2,000,000	2,073,100
Adams County School District #14
5.125% 12/1/31 (FSA)	500,000	505,720
Arapahoe County Water &
Wastewater Public Improvement
District Refunding Series A
5.125% 12/1/32 (MBIA)	1,000,000	999,230
Bowles Metropolitan District
Refunding 5.00% 12/1/33 (FSA)	2,000,000	1,982,720
Centennial Downs Metropolitan
District Refunding
5.00% 12/1/28 (AMBAC)	1,000,000	1,004,430
Denver City & County Justice System
5.25% 8/1/17	4,000,000	4,495,760
Douglas County School District
#Re-1 (Douglas & Elbert Counties)
5.00% 12/15/21 (MBIA)	1,000,000	1,027,780
Garfield County School District #Re-2
5.00% 12/1/25 (FSA)	1,000,000	1,026,820
Green Valley Ranch Metropolitan
District Refunding
5.75% 12/1/19 (AMBAC)	1,000,000	1,033,190
Sand Creek Metropolitan District
Refunding & Improvement
5.00% 12/1/31 (XLCA)	500,000	465,845
Weld County School District #Re-4
5.00% 12/1/18 (FSA)	1,000,000	1,091,450
		15,706,045
§Pre-Refunded Bonds – 60.15%
Auraria Higher Education Center
Parking Facilities System
5.50% 4/1/26-10 (AMBAC)	2,485,000	2,639,816
Aurora Certificates of Participation
5.50% 12/1/30-10 (AMBAC)	2,000,000	2,155,280
Burlingame Multifamily Housing
Revenue Series A
6.00% 11/1/29-09 (MBIA)	2,290,000	2,453,712
Colorado Educational & Cultural
Facilities Authority
(University of Colorado
Foundation Project)
5.00% 7/1/27-12 (AMBAC)	4,000,000	4,335,920
(University of Denver Project)
Refunding & Improvement
5.50% 3/1/21-11 (AMBAC)	3,200,000	3,462,624
Series B 5.25% 3/1/35-16 (FGIC)	1,500,000	1,684,725
Colorado Water Resources & Power
Development Authority Revenue
Series A 5.80% 11/1/20-10 (FGIC)	1,220,000	1,322,663
Denver City & County Excise
Tax Revenue (Colorado
Convention Center Project)
5.00% 9/1/20-11 (FSA)	3,500,000	3,738,350
Denver Convention Center Hotel
Authority Series A
5.00% 12/1/33-13 (XLCA)	3,000,000	3,269,100

(continues)     15

Statements of net assets

Delaware Investments Colorado Municipal Income Fund, Inc.

	Principal
	Amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds (continued)
E-470 Public Highway Authority Series A
5.75% 9/1/29-10 (MBIA)	$3,000,000	$ 3,281,310
5.75% 9/1/35-10 (MBIA)	1,700,000	1,859,409
Eagle County Certificates of Participation
5.40% 12/1/18-09 (MBIA)	1,000,000	1,064,270
Garfield Pitkin & Eagle County
School District #Re-1 (Roaring
Fork County) Series A
5.00% 12/15/27-14 (FSA)	1,500,000	1,657,515
Northwest Parkway Public
Highway Authority Series A
5.25% 6/15/41-11 (FSA)	4,150,000	4,505,820
Pueblo County (Library District Project)
5.80% 11/1/19-09 (AMBAC)	1,395,000	1,477,570
Puerto Rico Electric Power Authority
Series RR 5.00% 7/1/35-15 (FGIC)	1,000,000	1,110,470
Puerto Rico Highway & Transportation
Authority Series K
5.00% 7/1/40-15	500,000	555,235
Weld & Adams Counties School District
#Re-3J 5.00% 12/15/24-14 (FSA)	830,000	917,158
		41,490,947
Special Tax Revenue Bonds – 11.38%
Broomfield Sales & Use Tax Revenue
Refunding & Improvement Series A
5.00% 12/1/31 (AMBAC)	650,000	641,960
Golden Sales & Use Tax Revenue
Improvement Series B
5.10% 12/1/20 (AMBAC)	1,000,000	1,026,130
Gypsum Sales Tax & General
Funding Revenue
5.25% 6/1/30 (Assured Gty)	1,000,000	1,079,750
Regional Transportation
District Sales Tax Revenue
(Fastracks Project) Series A
4.375% 11/1/31 (AMBAC)	1,250,000	1,124,863
4.50% 11/1/36 (FSA)	3,000,000	2,739,000
Westminster Special Purpose Sales
& Use Tax Revenue Post Project
Series D 5.00%12/1/22 (FSA)	1,180,000	1,234,244
		7,845,947
State General Obligation Bond – 3.50%
Puerto Rico Commonwealth
Refunding (Public Improvement)
Series A 5.50% 7/1/19 (MBIA)	2,250,000	2,416,905
		2,416,905
Transportation Revenue Bond – 1.43%
Denver City & County Airport
Revenue Series A
5.00% 11/15/25 (FGIC)	1,000,000	983,840
		983,840
Water & Sewer Revenue Bonds – 12.24%
Aurora Water Improvement
Revenue First Lien Series A
5.00% 8/1/32 (AMBAC)	750,000	751,613
Colorado Water Resources & Power
Development Authority Revenue
Un-Refunded Balance Series A
5.80% 11/1/20 (FGIC)	780,000	813,774
Colorado Water Resources & Power
Development Authority Water
Resources Revenue (Parker Water
& Sanitation District) Series D
5.125% 9/1/34 (MBIA)	1,500,000	1,501,155
5.25% 9/1/43 (MBIA)	2,000,000	2,008,660
Lafayette Water Revenue
5.00% 12/1/27 (MBIA)	1,100,000	1,105,313
Ute Water Conservancy District
Revenue 5.75% 6/15/20 (MBIA)	2,155,000	2,263,504
		8,444,019
Total Municipal Bonds
(cost $105,000,280)		106,943,966

•Short-Term Investment – 1.36%
Variable Rate Demand Note – 1.36%
Colorado Health Facilities Authority
Revenue (Sisters Charity Health
Systems) Series B 2.10% 12/1/38	940,000	940,000
Total Short-Term Investment
(cost $940,000)		940,000

Total Value of Securities – 156.41%
(cost $105,940,280)		107,883,966
Receivables and Other Assets
Net of Liabilities – 1.58%		1,089,134
Liquidation Value of Preferred Stock – (57.99%)		(40,000,000)
Net Assets Applicable to 4,837,100
Shares Outstanding – 100.00%		$ 68,973,100

Net Asset Value Per Common Share
($68,973,100 / 4,837,100 Shares)		$14.26

Components of Net Assets at March 31, 2008
Common stock, $0.01 par value, 200 million shares
authorized to the Fund	$67,238,110
Undistributed net investment income	37,773
Accumulated net realized loss on investments	(246,469)
Net unrealized appreciation of investments	1,943,686
Total net assets	$68,973,100

§Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

•Variable rate security. The rate shown is the rate as of March 31, 2008.

Summary of Abbreviations:
AMBAC — Insured by the AMBAC Assurance Corporation
Assured Gty — Insured by the Assured Guaranty Corporation
CIFG — CDC IXIS Financial Guaranty
FGIC — Insured by the Financial Guaranty Insurance Company
FSA — Insured by Financial Security Assurance
GNMA — Insured by Government National Mortgage Association
MBIA — Insured by the Municipal Bond Insurance Association
XLCA — Insured by XL Capital Assurance

See accompanying notes

(continues)     17

Statements of net assets

Delaware Investments Minnesota Municipal Income Fund II, Inc.

March 31, 2008

	Principal
	Amount	Value
Municipal Bonds – 160.05%
Corporate-Backed Revenue Bonds – 6.36%
Anoka County Solid Waste Disposal
(National Rural Utility) Series A
6.95% 12/1/08 (AMT)	$ 155,000	$ 155,634
Cloquet Pollution Control Revenue
Refunding (Potlatch Project)
5.90% 10/1/26	5,500,000	5,273,785
Laurentian Energy Authority I
Cogeneration Revenue Series A
5.00% 12/1/21	3,325,000	3,183,422
Minneapolis Community
Development Agency Supported
(Limited Tax Common Bond Fund)
Series A 6.75% 12/1/25 (AMT)	865,000	903,224
Sartell Environmental Improvement
Revenue Refunding (International
Paper) Series A 5.20% 6/1/27	1,000,000	868,760
		10,384,825
Education Revenue Bonds – 6.67%
Duluth Independent School District
#709 Revenue Certificates of
Participation Series A
4.25% 2/1/20 (FSA)	2,000,000	2,010,940
Minnesota State Higher Education
Facilities Authority Revenue
(Augsburg College) Series 6-J1
5.00% 5/1/28	1,500,000	1,398,555
(College of St. Benedict)
Series 5-W
5.00% 3/1/20	2,000,000	1,976,060
5.25% 3/1/24	300,000	293,499
(St. Catherine College) Series 5-N1
5.375% 10/1/32	1,500,000	1,422,795
(St. Mary's University) Series 5-U
4.80% 10/1/23	1,400,000	1,319,290
(St. Thomas University) Series 5-Y
5.00% 10/1/24	1,000,000	997,770
St. Cloud Housing & Redevelopment
Authority Revenue (State
University Foundation Project)
5.00% 5/1/23	1,000,000	1,017,680
University of the Virgin Islands
Series A 5.375% 6/1/34	500,000	462,365
		10,898,954
Electric Revenue Bonds – 21.46%
Chaska Electric Revenue Refunding
(Generating Facilities) Series A
5.25% 10/1/25	250,000	250,768
Minnesota State Municipal Power
Agency Electric Revenue Series A
5.00% 10/1/34	6,500,000	6,250,920
5.25% 10/1/19	1,610,000	1,672,806
Southern Minnesota Municipal Power
Agency Supply
System Revenue
&[1]5.25% 1/1/14 (AMBAC)	14,000,000	15,227,310
&[2]5.25% 1/1/15 (AMBAC)	3,000,000	3,279,075
Series A 5.25% 1/1/16 (AMBAC)	1,500,000	1,641,570
Western Minnesota Municipal Power
Agency Supply Revenue Series A
5.00% 1/1/30 (MBIA)	6,790,000	6,727,260
		35,049,709
Escrowed to Maturity Bonds – 17.50%
Dakota Washington Counties Housing
& Redevelopment Authority
Revenue (Bloomington Single
Family Residential Mortgage)
8.375% 9/1/21 (GNMA) (FHA)
(VA) (AMT)	8,055,000	11,307,448
Southern Minnesota Municipal Power
Agency Supply System Revenue
Series B
5.75% 1/1/11 (FGIC)	770,000	802,694
Refunding 5.50% 1/1/15 (AMBAC)	390,000	414,917
St. Paul Housing & Redevelopment
Authority Sales Tax (Civic
Center Project)
5.55% 11/1/23	2,300,000	2,421,831
5.55% 11/1/23 (MBIA)	4,200,000	4,422,474
University of Minnesota Hospital &
Clinics 6.75% 12/1/16	2,580,000	3,049,302
University of Minnesota Series A
5.50% 7/1/21	4,000,000	4,391,480
Western Minnesota Municipal Power
Agency Supply Revenue Series A
6.625% 1/1/16	1,535,000	1,761,766
		28,571,912
Health Care Revenue Bonds – 17.46%
Bemidji Health Care Facilities First
Mortgage Revenue
(North Country Health Services)
5.00% 9/1/24 (RADIAN)	1,500,000	1,485,030
Glencoe Health Care Facilities
Revenue (Glencoe Regional Health
Services Project) 5.00% 4/1/25	2,000,000	1,844,760
Maple Grove Health Care
Facilities Revenue
(Maple Grove Hospital)
5.25% 5/1/37	2,000,000	1,878,180
(North Memorial Health Care)
5.00% 9/1/29	1,515,000	1,439,477

	Principal
	Amount	Value
Municipal Bonds (continued)
Health Care Revenue Bonds (continued)
Minneapolis Health Care System
Revenue (Fairview Health Services)
Series D
5.00% 11/15/30 (AMBAC)	$1,500,000	$ 1,481,895
5.00% 11/15/34 (AMBAC)	3,250,000	3,188,835
Minnesota Agricultural & Economic
Development Board Revenue Un-
Refunded Balance (Fairview Health
Care System) Series A
5.75% 11/15/26 (MBIA)	100,000	102,121
6.375% 11/15/29	195,000	202,069
North Oaks Senior Housing
Revenue (Presbyterian Homes)
6.25% 10/1/47	1,500,000	1,471,140
Northfield Hospital Revenue
5.375% 11/1/31	750,000	687,675
Rochester Health Care Facilities
Revenue (Mayo Foundation)
Series B 5.50% 11/15/27	4,365,000	4,416,770
Shakopee Health Care Facilities
Revenue (St. Francis Regional
Medical Center) 5.25% 9/1/34	1,560,000	1,442,672
St. Paul Housing & Redevelopment
Authority Health Care
Facilities Revenue
(Allina Health System) Series A
5.00% 11/15/18 (MBIA)	2,380,000	2,511,566
(HealthPartners Obligation Group
Project) 5.25% 5/15/36	2,000,000	1,770,160
(Regions Hospital Project)
5.30% 5/15/28	1,000,000	932,470
St. Paul Housing & Redevelopment
Authority Revenue (Franciscan
Health Project-Elderly)
5.40% 11/20/42 (GNMA) (FHA)	2,700,000	2,695,599
Winona Health Care Facilities
Revenue Refunding (Winona
Health Obligation Group)
5.00% 7/1/23	1,010,000	969,307
		28,519,726
Housing Revenue Bonds – 8.73%
Chanhassen Multifamily Housing
Revenue Refunding (Heritage Park
Apartments Project) 6.20% 7/1/30
(FHA) (AMT) (HUD Section 8)	1,105,000	1,109,685
Dakota County Housing &
Redevelopment Authority Single
Family Mortgage Revenue
5.85% 10/1/30 (GNMA)
(FNMA) (AMT)	11,000	11,006
Harmony Multifamily Housing
Revenue (Zedakah Foundation
Project) Series A 5.95% 9/1/20
(HUD Section 8)	1,000,000	921,160
Minneapolis Multifamily
Housing Revenue
•(Gaar Scott Loft Project)
5.95% 5/1/30 (AMT) (LOC –
U.S Bank N.A)	940,000	961,526
(Olson Townhomes Project)
6.00% 12/1/19 (AMT)	845,000	845,507
(Seward Towers Project)
5.00% 5/20/36 (GNMA)	2,000,000	1,898,640
(Sumner Housing Project) Series A
5.15% 2/20/45
(GNMA) (AMT)	3,575,000	3,205,381
Minnesota State Housing Finance
Agency Revenue
(Rental Housing)
Series A 5.00% 2/1/35 (AMT)	1,000,000	910,680
Series D 5.95% 2/1/18 (MBIA)	130,000	130,355
(Residential Housing)
Series B-1 5.35% 1/1/33 (AMT)	1,770,000	1,690,456
Series I 5.15% 7/1/38 (AMT)	1,000,000	921,040
(Single Family Mortgage) Series J
5.90% 7/1/28 (AMT)	965,000	967,567
Washington County Housing &
Redevelopment Authority
Revenue Refunding (Woodland
Park Apartments Project)
4.70% 10/1/32	750,000	686,168
		14,259,171
Lease Revenue Bonds – 9.53%
Puerto Rico Public Buildings Authority
Revenue Un-Refunded Balance
(Guaranteed Government Facilities
Bonds) Series D 5.25% 7/1/27	530,000	513,729
St. Paul Port Authority
Lease Revenue
(Cedar Street Office
Building Project)
5.00% 12/1/22	2,385,000	2,470,788
5.25% 12/1/27	4,800,000	4,868,976
Series 3-12 5.125% 12/1/27	1,000,000	1,010,950
(Robert Street Office
Building Project)
Series 3-11 5.00% 12/1/27	3,045,000	3,076,211
Series 9 5.25% 12/1/27	2,000,000	2,035,420
Virginia Housing & Redevelopment
Authority Health Care Facility
Lease Revenue
5.25% 10/1/25	680,000	663,286
5.375% 10/1/30	965,000	923,158
		15,562,518

(continues)     19

Statements of net assets

Delaware Investments Minnesota Municipal Income Fund II, Inc.

	Principal
	Amount	Value
Municipal Bonds (continued)
Local General Obligation Bonds – 20.05%
Dakota County Community
Development Agency
Governmental Housing Refunding
(Senior Housing Facilities) Series A
5.00% 1/1/23	$1,100,000	$ 1,128,413
Farmington Independent School
District #192
Series A 5.00% 2/1/23 (FSA)	2,280,000	2,337,593
Series B 5.00% 2/1/27 (FSA)	1,500,000	1,523,310
Hennepin County Regional Railroad
Authority 5.00% 12/1/26	3,500,000	3,516,239
Hennepin County Series B
5.00% 12/1/18	2,300,000	2,378,407
Lakeville Independent School
District #194 Series A
4.75% 2/1/22 (FSA)	2,000,000	2,032,680
Metropolitan Council Minneapolis/
St. Paul Metropolitan Area Waste
Water Treatment Series B
4.375% 12/1/27	1,500,000	1,408,440
5.00% 12/1/21	2,000,000	2,102,640
Minneapolis Refunding (Sports Arena
Project) 5.125% 10/1/20	750,000	750,983
Minneapolis Special School District
#001 5.00% 2/1/19 (FSA)	1,175,000	1,229,003
Moorhead Economic Development
Authority Tax Increment Series A
5.25% 2/1/25 (MBIA)	1,000,000	1,030,110
Moorhead Improvement Series B
5.00% 2/1/33 (MBIA)	3,250,000	3,253,022
Mounds View Independent
School District #621 Series A
5.00% 2/1/23 (FSA)	2,020,000	2,071,510
Princeton Independent School
District Refunding #477 Series A
5.00% 2/1/24 (FSA)	1,000,000	1,026,110
Robbinsdale Independent School
District #281 5.00% 2/1/21 (FSA)	500,000	516,215
Washington County Housing &
Redevelopment Authority
Refunding Series B
5.50% 2/1/22 (MBIA)	1,705,000	1,754,019
5.50% 2/1/32 (MBIA)	2,140,000	2,166,322
Willmar (Rice Memorial Hospital
Project) 5.00% 2/1/32 (FSA)	2,500,000	2,512,600
		32,737,616
§Pre-Refunded Bonds – 32.93%
Andover Economic Development
Authority Public Facilities
Lease Revenue (Andover
Community Center)
5.125% 2/1/24-14	500,000	537,405
5.20% 2/1/29-14	1,000,000	1,078,710
Centennial Independent School
District #012 Series A
5.00% 2/1/20-12 (FSA)	800,000	854,504
Chaska Electric Revenue Series A
6.00% 10/1/25-10	1,000,000	1,082,920
Duluth Economic Development
Authority Health Care Facilities
Revenue (Benedictine Health
System-St. Mary's Hospital)
5.25% 2/15/33-14	5,000,000	5,553,050
Elk River Independent School
District #728 Series A
5.00% 2/1/16-14 (FGIC)	1,500,000	1,625,415
Metropolitan Council Minneapolis/
St. Paul Metropolitan Area
Waste Water Treatment Series C
5.00% 2/1/22-11	1,000,000	1,059,660
Minneapolis Community
Development Agency (Limited Tax
Common Bond Fund)
Series G-1 5.70% 12/1/19-11	1,100,000	1,195,700
Series G-3 5.45% 12/1/31-11	1,000,000	1,090,420
Minneapolis Health Care
System Revenue
(Allina Health Systems) Series A
5.75% 11/15/32-12	3,200,000	3,573,824
(Fairview Health Services) Series A
5.625% 5/15/32-12	2,750,000	3,051,043
Minneapolis/St. Paul Metropolitan
Airports Commission Revenue
Series A 5.125% 1/1/25-09 (FGIC)	900,000	930,528
Series C 5.25% 1/1/32-11 (FGIC)	6,000,000	6,433,140
Minnesota Agricultural & Economic
Development Board Revenue
(Fairview Health Care System)
Series A 6.375% 11/15/29-10	6,105,000	6,765,378
Morris Independent School District
#769 5.00% 2/1/28-13 (MBIA)	3,750,000	4,026,075
Puerto Rico Commonwealth
Highway & Transportation
Authority Revenue Series D
5.25% 7/1/38-12	1,000,000	1,083,080
Puerto Rico Commonwealth Public
Improvement Revenue Series A
5.00% 7/1/27-12	1,250,000	1,356,025
Puerto Rico Public Buildings
Authority Revenue (Guaranteed
Government Facilities) Series D
5.25% 7/1/27-12	1,470,000	1,577,001
Rochester Electric Utility Revenue
5.25% 12/1/30-10 (AMBAC)	600,000	643,218
Southern Minnesota Municipal Power
Agency Supply Revenue Refunding
Series A 5.75% 1/1/18-13	3,715,000	4,029,883

	Principal
	Amount	Value
Municipal Bonds (continued)
§Pre-Refunded Bonds (continued)
St. Louis Park Health Care Facilities
Revenue (Park Nicollet Health
Services) Series B 5.25% 7/1/30-14	$1,250,000	$ 1,395,175
St. Michael Independent School
District #885
5.00% 2/1/22-12 (FSA)	2,000,000	2,136,260
5.00% 2/1/24-12 (FSA)	1,125,000	1,201,646
Waconia Health Care Facilities
Revenue (Ridgeview Medical
Center Project) Series A
6.10% 1/1/19-10 (RADIAN)	1,405,000	1,496,128
		53,776,188
Special Tax Revenue Bonds – 5.74%
Hennepin County Sales Tax
5.00% 12/15/24	2,315,000	2,401,373
Minneapolis Art Center Facilities
Revenue (Walker Art Center
Project) 5.125% 7/1/21	4,250,000	4,355,654
Minneapolis Community
Development Agency Supported
Common Bond Fund Series 5
5.70% 12/1/27	375,000	375,668
Minneapolis Development Revenue
(Limited Tax Supported
Common Bond Fund) Series1
5.50% 12/1/24 (AMT)	1,000,000	1,010,470
Puerto Rico Commonwealth
Infrastructure Financing Authority
Special Tax Revenue Series B
5.00% 7/1/46	800,000	725,512
Virgin Islands Public Finance Authority
Revenue (Senior Lien Matching
Fund Loan Notes) Series A
5.25% 10/1/23	500,000	497,380
		9,366,057
State General Obligation Bonds – 5.92%
Minnesota State 5.00% 8/1/21	5,025,000	5,210,674
Puerto Rico Commonwealth Public
Improvement Series A
5.25% 7/1/15	1,100,000	1,164,075
5.50% 7/1/17	1,100,000	1,171,258
Refunding 5.50% 7/1/19 (MBIA)	1,000,000	1,074,180
Puerto Rico Government
Development Bank Senior Notes
Series B 5.00% 12/1/14	1,000,000	1,048,170
		9,668,357
Transportation Revenue Bonds – 7.70%
Minneapolis/St. Paul Metropolitan
Airports Commission Revenue
Series A
5.00% 1/1/22 (MBIA)	3,000,000	3,044,070
5.00% 1/1/28 (MBIA)	2,120,000	2,119,830
5.25% 1/1/16 (MBIA)	1,000,000	1,058,850
Series B
5.00% 1/1/35 (AMBAC)	2,000,000	1,970,820
5.25% 1/1/24 (FGIC) (AMT)	1,000,000	975,850
St. Paul Housing & Redevelopment
Authority Parking Revenue
(Block 19 Ramp Project) Series A
5.35% 8/1/29 (FSA)	3,350,000	3,404,572
		12,573,992
Total Municipal Bonds
(cost $256,826,772)		261,369,025

•Short-Term Investment – 0.29%
Variable Rate Demand Note – 0.29%
University of Minnesota Series A
2.08% 1/1/34
(SPA – Landesbank Hessen)	480,000	480,000
Total Short-Term Investment
(cost $480,000)		480,000

Total Value of Securities – 160.34%
(cost $257,306,772)		261,849,025
Liabilities Net of Receivables and
Other Assets – (2.17%)*		(3,544,171)
Liquidation Value of Preferred Stock – (58.17%)		(95,000,000)
Net Assets Applicable to 11,504,975 Shares
Outstanding – 100.00%		$163,304,854

Net Asset Value Per Common Share
($163,304,854 / 11,504,975 Shares)		$14.19

Components of Net Assets at March 31, 2008:
Common stock, $0.01 par value, 200 million shares
authorized to the Fund		$158,750,422
Distributions in excess of net investment income		(58,932)
Accumulated net realized gain on investments		71,111
Net unrealized appreciation of investments		4,542,253
Total net assets		$163,304,854

&[1]	Security held in a trust in connection with the Inverse Floater security $7,000,000, 5.52%, 1/1/14.

&[2]	Security held in a trust in connection with the Inverse Floater security $1,500,000, 5.52%, 1/1/15.

§	Pre-Refunded bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

•	Variable rate security. The rate shown is the rate as of March 31, 2008.

*	Includes $8,500,000 in liability for Inverse Floater programs. See Note 7 in “Notes to financial statements.”

(continues)     21

Statements of net assets

Delaware Investments Minnesota Municipal Income Fund II, Inc.

For additional information on the Inverse Floater programs, see Note 7 in “Notes to financial statements.”

Summary of Abbreviations:
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
FGIC — Insured by the Financial Guaranty Insurance Company
FHA — Insured by the Federal Housing Administration
FNMA — Insured by Federal National Mortgage Association
FSA — Insured by Financial Security Assurance
GNMA — Insured by Government National Mortgage Association
HUD — Housing and Urban Development
LOC — Letter of Credit
MBIA — Insured by the Municipal Bond Insurance Association
RADIAN — Insured by Radian Asset Assurance
SPA — Stand-by Purchase Agreement
VA — Insured by the Veterans Administration

See accompanying notes

Delaware Investments National Municipal Income Fund

March 31, 2008

	Principal
	Amount	Value
Municipal Bonds – 155.34%
Corporate-Backed Revenue Bonds – 3.07%
Chesapeake, Virginia Economic
Development Authority Pollution
Control (Virginia Electric &
Power Company Project) Series A
3.60% 2/1/32	$ 500,000	$ 488,560
Iowa Finance Authority Pollution
Control Facilities Revenue
Refunding (Interstate Power)
5.00% 7/1/14 (FGIC)	500,000	503,695
		992,255
Education Revenue Bond – 3.87%
Florida Agriculture & Mechanical
University Revenue
(Student Apartment Facility)
5.625% 7/1/21 (MBIA)	1,250,000	1,252,025
		1,252,025
Electric Revenue Bond – 3.07%
JEA Florida Electric Systems Revenue
Series 3-A 5.00% 10/1/34 (FSA)	1,000,000	992,740
		992,740
Health Care Revenue Bonds – 21.87%
Albany, New York Industrial
Development Agency Civic Facility
Revenue (St. Peter's Hospital
Project) Series A 5.25% 11/15/32	500,000	463,535
Allegheny County, Pennsylvania
Hospital Development Authority
Revenue (University of Pittsburgh
Medical Center) Series A
5.00% 9/1/14	500,000	528,905
Escambia County, Florida Health
Facilities Authority (VHA Program)
5.95% 7/1/20 (AMBAC)	355,000	374,582
Lee Memorial Health System Board
of Directors Refunding Series A
5.00% 4/1/20 (FSA)	1,000,000	1,019,880
Miami-Dade County, Florida Public
Facilities Revenue (Jackson
Health Systems) Series A
5.00% 6/1/35 (MBIA)	1,500,000	1,467,180
Orange County, Florida Health
Facilities Authority Revenue
(Orlando Regional Healthcare)
Series A 6.25% 10/1/18 (MBIA)	2,000,000	2,252,300
South Broward Hospital District,
Florida Revenue Refunding
5.00% 5/1/35 (MBIA)	1,000,000	972,060
		7,078,442
Housing Revenue Bonds – 16.12%
Broward County, Florida Housing
Finance Authority (St. Croix
Apartments Project) Series A
5.45% 11/1/36 (FSA) (AMT)	925,000	889,998
Florida Housing Finance Agency
(Homeowner Mortgage) Series 2
5.90% 7/1/29 (MBIA) (AMT)	355,000	363,871
(Leigh Meadows Apartments)
Series N 6.30% 9/1/36 (AMBAC)
(AMT) (HUD Section 8)	2,510,000	2,513,891
Volusia County, Florida Multifamily
Housing Finance Authority
(San Marco Apartments) Series A
5.60% 1/1/44 (FSA) (AMT)	1,500,000	1,448,700
		5,216,460
Lease Revenue Bonds – 17.80%
Broward County, Florida School
Board Certificates of Participation
Series A 5.25% 7/1/24 (FSA)	1,000,000	1,027,560
Florida State Municipal Loan
Council Revenue Series A
5.00% 2/1/35 (MBIA)	2,000,000	1,979,460
Orange County, Florida School
Board Certificates of Participation
Series A 5.00% 8/1/27 (MBIA)	1,250,000	1,252,813
Palm Beach County, Florida School
Board Certificates of Participation
Series D 5.00% 8/1/28 (FSA)	1,500,000	1,501,050
		5,760,883
Local General Obligation Bonds – 6.65%
Denver, Colorado City & County
Justice System 5.00% 8/1/23	1,000,000	1,045,950
Harris County, Texas Flood Control
District Refunding Series A
5.25% 10/1/18	1,000,000	1,107,220
		2,153,170
§Pre-Refunded Bonds – 11.74%
Florida State Board of Education
(Capital Outlay Public Education)
Series C 6.00% 6/1/21-10 (FGIC)	2,000,000	2,173,820
Puerto Rico Commonwealth
Highway & Transportation
Authority Revenue Series K
5.00% 7/1/40-15	500,000	555,235
Tampa, Florida Utility Tax
Improvement Series A
6.125% 10/1/19-09 (AMBAC)	1,000,000	1,071,680
		3,800,735
Special Tax Revenue Bonds – 27.00%
Flagler County, Florida Capital
Improvement Revenue
5.00% 10/1/35 (MBIA)	1,000,000	986,760
Florida State Department of
Transportation (Right of Way)
5.00% 7/1/31 (FGIC)	1,525,000	1,514,523
Jacksonville, Florida Sales Tax
Revenue (Better Jacksonville)
5.00% 10/1/30 (MBIA)	1,500,000	1,489,980

(continues)     23

Statements of net assets

Delaware Investments National Municipal Income Fund

	Principal
	Amount	Value
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Jacksonville, Florida Transportation
Revenue 5.25% 10/1/29 (MBIA)	$2,000,000	$ 2,015,880
ΩMiami-Dade County, Florida Special
Obligation (Capital Appreciation &
Income) Series B 5.00% 10/1/35
(MBIA)	2,000,000	1,743,920
Seminole County, Florida Sales
Tax Revenue Series A
5.00% 10/1/31 (MBIA)	1,000,000	987,750
		8,738,813
State General Obligation Bond – 4.15%
Puerto Rico Commonwealth
Refunding (Public Improvement)
Series A 5.50% 7/1/19 (MBIA)	1,250,000	1,342,725
		1,342,725
Transportation Revenue Bonds – 19.74%
Florida Ports Financing Commission
Revenue (State Transportation
Trust Fund) 5.375% 6/1/27 (MBIA)
(AMT)	1,000,000	982,900
Miami-Dade County, Florida
Aviation Revenue (Miami
International Airport) Series B
5.00% 10/1/37 (FGIC)	2,250,000	2,162,834
Miami-Dade County, Florida
Expressway Authority Toll Systems
Revenue
5.00% 7/1/37 (AMBAC)	1,000,000	990,810
Series B 5.00% 7/1/33 (FGIC)	1,000,000	977,480
North Texas Tollway Authority
Revenue (First Tier) Refunding
Series A 6.00% 1/1/19	500,000	545,835
Triborough, New York Bridge &
Tunnel Authority
Series A 5.00% 11/15/17	325,000	357,991
•Series B-3 5.00% 11/15/38	350,000	371,956
		6,389,806
Water & Sewer Revenue Bonds – 20.26%
Cape Coral, Florida Water & Sewer
Revenue 4.75% 10/1/31 (AMBAC)	1,000,000	960,320
JEA Florida Water & Sewer Systems
Revenue Sub-Second Crossover
Series B 5.00% 10/1/25 (MBIA)	1,000,000	1,014,400
Riviera Beach, Florida Utility Special
District Water & Sewer Revenue
5.00% 10/1/34 (FGIC)	1,200,000	1,188,168
Village Center Community
Development District, Florida Utility
Revenue 5.00% 10/1/36 (MBIA)	1,500,000	1,477,590
Winter Haven, Florida Utility System
Revenue 5.00% 10/1/30 (MBIA)	1,915,000	1,918,562
		6,559,040
Total Municipal Bonds
(cost $50,999,148)		50,277,094
•Short-Term Investments – 5.56%
Variable Rate Demand Notes – 5.56%
New York, New York Series H-1
1.00% 1/1/36	1,400,000	1,400,000
Philadelphia Authority for Industrial
Development Revenue
(Newcourtland Elder Services
Project) 1.70% 3/1/27
(LOC – PNC Bank N.A)	400,000	400,000
Total Short-Term Investments
(cost $1,800,000)		1,800,000

Total Value of Securities – 160.90%
(cost $52,799,148)		52,077,094
Receivables and Other Assets
Net of Liabilities – 0.89%		288,399
Liquidation Value of Preferred Stock – (61.79%)		(20,000,000)
Net Assets Applicable to 2,422,200
Shares Outstanding – 100.00%		$ 32,365,493

Net Asset Value Per Common Share
($32,365,493 / 2,422,200 Shares)		$13.36

Components of Net Assets at March 31, 2008:
Common stock, $0.01 par value, unlimited shares
authorized to the Fund		$ 33,300,621
Distributions in excess of net investment income		(12,384)
Accumulated net realized loss on investments		(200,690)
Net unrealized depreciation of investments		(722,054)
Total net assets		$ 32,365,493

Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

§	Pre-Refunded bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

•	Variable rate security. The rate shown is the rate as of March 31, 2008.

Summary of Abbreviations:
AMBAC — Insured by the AMBAC Assurance Corporation
AMT — Subject to Alternative Minimum Tax
FGIC — Insured by the Financial Guaranty Insurance Company
FSA — Insured by Financial Security Assurance
HUD — Housing and Urban Development
LOC — Letter of Credit
MBIA — Insured by the Municipal Bond Insurance Association
VHA — Veterans Health Administration

See accompanying notes

Statements of operations

Delaware Investments Closed-End Municipal Bond Funds

Year Ended March 31, 2008

	Delaware	Delaware	Delaware	Delaware
	Investments	Investments	Investments	Investments
	Arizona	Colorado	Minnesota	National
	Municipal	Municipal	Municipal	Municipal
	Income	Income	Income	Income
	Fund, Inc.	Fund, Inc.	Fund II, Inc.	Fund
Investment Income:
Interest	$3,156,753	$5,262,819	$13,045,737	$2,619,389

Expenses:
Management fees	270,581	444,767	1,049,245	216,130
Interest and related expenses	—	—	332,903	—
Remarketing agent fees	63,542	102,535	241,458	50,417
Accounting and administration expenses	27,111	44,564	105,128	21,656
Dividend disbursing and transfer agent fees and expenses	22,322	30,056	74,012	31,962
Audit and tax	19,825	21,230	25,644	19,423
Reports and statements to shareholders	13,497	35,240	42,071	20,000
Rating agency fees	13,425	13,729	33,025	13,428
Legal fees	6,991	11,770	24,267	8,448
Taxes (other than taxes on income)	6,000	9,218	13,499	—
Pricing fees	2,926	4,637	6,737	4,400
Stock exchange fees	2,738	4,396	10,661	2,206
Directors’/Trustees’ fees	2,126	3,243	7,935	2,339
Insurance fees	1,129	1,954	4,635	886
Consulting fees	1,102	1,460	3,014	618
Custodian fees	1,091	1,589	3,914	1,091
Dues and services	597	1,879	1,868	841
Registration fees	360	360	360	360
Directors’/Trustees’ expenses	261	147	943	192
	455,624	732,774	1,981,319	394,397
Less expense paid indirectly	(1,064)	(1,545)	(3,198)	(937)
Total operating expenses	454,560	731,229	1,978,121	393,460
Net Investment Income	2,702,193	4,531,590	11,067,616	2,225,929

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(28,897)	258,749	95,113	(200,690)
Net change in unrealized appreciation/depreciation of investments	(2,303,717)	(3,201,151)	(7,753,436)	(2,402,718)
Net Realized and Unrealized Loss on Investments	(2,332,614)	(2,942,402)	(7,658,323)	(2,603,408)

Dividends on Preferred Stock	(999,630)	(1,516,756)	(3,654,473)	(789,957)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(630,051)	$72,432	$(245,180)	$(1,167,436)

See accompanying notes

Statements of changes in net assets

Delaware Investments Closed-End Municipal Bond Funds

	Delaware Investments		Delaware Investments
	Arizona Municipal		Colorado Municipal
	Income Fund, Inc.		Income Fund, Inc.

	Year Ended		Year Ended
	3/31/08	3/31/07	3/31/08	3/31/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,702,193	$2,779,422	$4,531,590	$4,763,204
Net realized gain (loss) on investments	(28,897)	387,724	258,749	607,660
Net change in unrealized appreciation/depreciation of investments	(2,303,717)	82,776	(3,201,151)	(275,520)
Dividends on preferred stock	(999,630)	(925,058)	(1,516,756)	(1,417,500)
Net increase (decrease) in net assets resulting from operations	(630,051)	2,324,864	72,432	3,677,844

Dividends and Distributions to Common Shareholders from:
Net investment income	(1,819,142)	(2,236,650)	(3,482,712)	(4,111,535)
Net realized gain on investments	(172,967)	(95,430)	(672,357)	(343,434)
	(1,992,109)	(2,332,080)	(4,155,069)	(4,454,969)
Net Decrease in Net Assets	(2,622,160)	(7,216)	(4,082,637)	(777,125)

Net Assets:
Beginning of year	43,916,133	43,923,349	73,055,737	73,832,862
End of year	$41,293,973	$43,916,133	$68,973,100	$73,055,737

Undistributed (distributions in excess of) net investment income	$(15,481)	$—	$37,773	$264,788

	Delaware Investments		Delaware Investments
	Minnesota Municipal Income		National Municipal Income
	Fund II, Inc.		Fund

	Year Ended		Year Ended
	3/31/08	3/31/07	3/31/08	3/31/07
Increase (Decrease) in Net Assets from Operations:
Net investment income	$11,067,616	$11,084,468	$2,225,929	$2,325,692
Net realized gain (loss) on investments	95,113	159,043	(200,690)	243,904
Net change in unrealized appreciation/depreciation of investments	(7,753,436)	2,367,602	(2,402,718)	79,273
Dividends on preferred stock	(3,654,473)	(3,434,732)	(789,957)	(733,838)
Net increase (decrease) in net assets resulting from operations	(245,180)	10,176,381	(1,167,436)	1,915,031

Dividends and Distributions to Common Shareholders from:
Net investment income	(7,593,284)	(8,513,682)	(1,616,819)	(1,986,204)
Net realized gain on investments	—	—	106,577)	(164,710)
	(7,593,284)	(8,513,682)	(1,723,396)	(2,150,914)
Net Increase (Decrease) in Net Assets	(7,838,464)	1,662,699	(2,890,832)	(235,883)

Net Assets:
Beginning of year	171,143,318	169,480,619	35,256,325	35,492,208
End of year	$163,304,854	$171,143,318	$32,365,493	$35,256,325

Undistributed (distributions in excess of) net investment income	$(58,932)	$93,893	$(12,384)	$71,820

See accompanying notes

Financial highlights

Delaware Investments Arizona Municipal Income Fund, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/08	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$14.730	$14.730	$15.070	$15.570	$15.480

Income (loss) from investment operations:
Net investment income	0.906	0.932	0.951	0.956	1.020
Net realized and unrealized gain (loss) on investments	(0.783)	0.160	(0.177)	(0.332)	0.276
Dividends on preferred stock from:
Net investment income	(0.312)	(0.297)	(0.232)	(0.118)	(0.075)
Net realized gain on investments	(0.023)	(0.013)	(0.002)	(0.003)	(0.016)
Total dividends on preferred stock	(0.335)	(0.310)	(0.234)	(0.121)	(0.091)
Total from investment operations	(0.212)	0.782	0.540	0.503	1.205

Less dividends and distributions to common shareholders from:
Net investment income	(0.610)	(0.750)	(0.860)	(0.960)	(0.960)
Net realized gain on investments	(0.058)	(0.032)	(0.020)	(0.043)	(0.155)
Total dividends and distributions	(0.668)	(0.782)	(0.880)	(1.003)	(1.115)

Net asset value, end of period	$13.850	$14.730	$14.730	$15.070	$15.570

Market value, end of period	$12.390	$14.790	$15.980	$15.390	$16.560

Total investment return based on:[1]
Market value	(11.86% )	(2.58% )	9.74%	(0.78% )	14.64%
Net asset value	(1.08% )	5.26%	3.31%	3.34%	7.86%

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$41,294	$43,916	$43,923	$44,936	$46,429
Ratio of expenses to average net assets applicable to common shares[2]	1.07%	1.05%	1.03%	1.18%	1.05%
Ratio of net investment income to average net assets
applicable to common shares[2]	6.34%	6.34%	6.28%	6.34%	6.63%
Ratio of net investment income to average net assets
applicable to common shares net of dividends to preferred shares[3]	3.99%	4.23%	4.72%	5.54%	6.04%
Portfolio turnover	18%	17%	2%	8%	30%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)	$25,000	$25,000	$25,000	$25,000	$25,000
Net asset coverage per share of preferred shares, end of period	$132,588	$137,832	$137,847	$139,872	$142,858
Liquidation value per share of preferred shares[4]	$50,000	$50,000	$50,000	$50,000	$50,000

[1] Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
[2] Ratios do not reflect the effect of dividend payments to preferred shareholders.
[3] Ratio reflects total net investment income less dividends paid to preferred shareholders divided by average net assets applicable to common shareholders.
[4] Excluding any accumulated but unpaid dividends.

See accompanying notes

(continues)     27

Financial highlights

Delaware Investments Colorado Municipal Income Fund, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/08	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$15.100	$15.260	$15.580	$16.110	$15.920

Income (loss) from investment operations:
Net investment income	0.937	0.985	1.018	1.019	1.043
Net realized and unrealized gain (loss) on investments	(0.604)	0.069	(0.129)	(0.432)	0.324
Dividends on preferred stock from:
Net investment income	(0.264)	(0.274)	(0.213)	(0.124)	(0.077)
Net realized gain on investments	(0.050)	(0.019)	(0.006)	(0.003)	(0.013)
Total dividends on preferred stock	(0.314)	(0.293)	(0.219)	(0.127)	(0.090)
Total from investment operations	0.019	0.761	0.670	0.460	1.277

Less dividends and distributions to common shareholders from:
Net investment income	(0.720)	(0.850)	(0.960)	(0.960)	(0.960)
Net realized gain on investments	(0.139)	(0.071)	(0.030)	(0.030)	(0.127)
Total dividends and distributions	(0.859)	(0.921)	(0.990)	(0.990)	(1.087)

Net asset value, end of period	$14.260	$15.100	$15.260	$15.580	$16.110

Market value, end of period	$15.060	$15.940	$18.650	$17.180	$16.960

Total investment return based on:[1]
Market value	(0.14% )	(9.86% )	14.64%	7.42%	8.76%
Net asset value	(0.19% )	4.35%	3.44%	2.56%	8.05%

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$68,973	$73,056	$73,833	$75,364	$77,903
Ratio of expenses to average net assets applicable to common shares[2]	1.03%	1.01%	0.95%	1.03%	1.01%
Ratio of net investment income to average net assets
applicable to common shares[2]	6.37%	6.49%	6.51%	6.51%	6.54%
Ratio of net investment income to average net assets
applicable to common shares net of dividends to preferred shares[3]	4.23%	4.56%	5.11%	5.69%	5.98%
Portfolio turnover	16%	11%	12%	5%	13%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)	$40,000	$40,000	$40,000	$40,000	$40,000
Net asset coverage per share of preferred shares, end of period	$136,216	$141,320	$142,291	$144,205	$147,379
Liquidation value per share of preferred shares[4]	$50,000	$50,000	$50,000	$50,000	$50,000

[1] Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
[2] Ratios do not reflect the effect of dividend payments to preferred shareholders.
[3] Ratio reflects total net investment income less dividends paid to preferred shareholders divided by average net assets applicable to common shareholders.
[4] Excluding any accumulated but unpaid dividends.

See accompanying notes

Delaware Investments Minnesota Municipal Income Fund II, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/08	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$14.880	$14.730	$14.890	$15.280	$15.060

Income (loss) from investment operations:
Net investment income	0.962	0.963	0.971	1.025	1.093
Net realized and unrealized gain (loss) on investments	(0.674)	0.225	0.012	(0.237)	0.207
Dividends on preferred stock from:
Net investment income	(0.318)	(0.298)	(0.243)	(0.128)	(0.082)
Total dividends on preferred stock	(0.318)	(0.298)	(0.243)	(0.128)	(0.082)
Total from investment operations	(0.030)	0.890	0.740	0.660	1.218

Less dividends to common shareholders from:
Net investment income	(0.660)	(0.740)	(0.900)	(1.050)	(0.998)
Total dividends	(0.660)	(0.740)	(0.900)	(1.050)	(0.998)

Net asset value, end of period	$14.190	$14.880	$14.730	$14.890	$15.280

Market value, end of period	$13.450	$14.640	$16.200	$16.370	$16.800

Total investment return based on:[1]
Market value	(3.58% )	(5.13% )	4.73%	4.02%	16.87%
Net asset value	0.08%	6.05%	4.69%	4.03%	7.99%

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$163,305	$171,143	$169,481	$107,958	$110,828
Ratio of expenses to average net assets
applicable to common shares[2,4]	1.18%	1.20%	1.07%	1.00%	0.93%
Ratio of net investment income to average net assets
applicable to common shares[2]	6.61%	6.52%	6.45%	6.85%	7.23%
Ratio of net investment income to average net assets
applicable to common shares net of dividends to preferred shares[3]	4.43%	4.50%	4.86%	6.00%	6.69%
Portfolio turnover	6%	3%	8%	15%	34%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)	$95,000	$95,000	$95,000	$60,000	$60,000
Net asset coverage per share of preferred shares, end of period	$135,950	$140,075	$139,200	$139,965	$142,357
Liquidation value per share of preferred shares[5]	$50,000	$50,000	$50,000	$50,000	$50,000

[1] Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
[2] Ratios do not reflect the effect of dividend payments to preferred shareholders.
[3] Ratio reflects total net investment income less dividends paid to preferred shareholders divided by average net assets applicable to common shareholders.
[4] The ratio of expenses to average net assets applicable to common shares includes interest and related expenses which include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees in connection with the Fund’s participation in inverse floater programs for the years ended March 31, 2008 and 2007. See Notes 1 and 7 in “Notes to Financial Statements”.
[5] Excluding any accumulated but unpaid dividends.

See accompanying notes

(continues)     29

Financial highlights

Delaware Investments National Municipal Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	3/31/08	3/31/07	3/31/06	3/31/05	3/31/04
Net asset value, beginning of period	$14.560	$14.650	$15.340	$16.200	$16.370

Income (loss) from investment operations:
Net investment income	0.919	0.960	1.017	1.057	1.088
Net realized and unrealized gain (loss) on investments	(1.081)	0.141	(0.236)	(0.675)	(0.130)
Dividends on preferred stock from:
Net investment income	(0.311)	(0.285)	(0.202)	(0.114)	(0.082)
Net realized gain on investments	(0.015)	(0.018)	(0.055)	(0.009)	(0.005)
Total dividends on preferred stock	(0.326)	(0.303)	(0.257)	(0.123)	(0.087)
Total from investment operations	(0.488)	0.798	0.524	0.259	0.871

Less dividends and distributions to common shareholders from:
Net investment income	(0.668)	(0.820)	(0.970)	(1.020)	(0.995)
Net realized gain on investments	(0.044)	(0.068)	(0.244)	(0.099)	(0.046)
Total dividends and distributions	(0.712)	(0.888)	(1.214)	(1.119)	(1.041)

Net asset value, end of period	$13.360	$14.560	$14.650	$15.340	$16.200

Market value, end of period	$11.950	$14.530	$16.050	$15.050	$16.650

Total investment return based on:[1]
Market value	(13.11% )	(4.12% )	14.75%	(3.02% )	18.04%
Net asset value	(3.05% )	5.27%	2.76%	1.59%	5.59%

Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$32,365	$35,256	$35,492	$37,166	$39,244
Ratio of expenses to average net assets applicable to common shares[2]	1.16%	1.10%	1.07%	1.24%	1.11%
Ratio of net investment income to average net assets
applicable to common shares[2]	6.54%	6.58%	6.70%	6.75%	6.70%
Ratio of net investment income to average net assets
applicable to common shares net of dividends to preferred shares[3]	4.22%	4.51%	5.01%	5.97%	6.16%
Portfolio turnover	17%	9%	28%	11%	3%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)	$20,000	$20,000	$20,000	$20,000	$20,000
Net asset coverage per share of preferred shares, end of period	$130,914	$138,141	$138,731	$142,915	$148,110
Liquidation value per share of preferred shares[4]	$50,000	$50,000	$50,000	$50,000	$50,000

[1] Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
[2] Ratios do not reflect the effect of dividend payments to preferred shareholders.
[3] Ratio reflects total net investment income less dividends paid to preferred shareholders divided by average net assets applicable to common shareholders.
[4] Excluding any accumulated but unpaid dividends.

See accompanying notes

Notes to financial statements

Delaware Investments Closed-End Municipal Bond Funds

March 31, 2008

Delaware Investments Arizona Municipal Income Fund, Inc. (Arizona Municipal Fund); Delaware Investments Colorado Municipal Income Fund, Inc. (Colorado Municipal Fund) (formerly Delaware Investments Colorado Insured Municipal Income Fund) and Delaware Investments Minnesota Municipal Income Fund II, Inc. (Minnesota Municipal Fund II) are organized as Minnesota corporations and Delaware Investments National Municipal Income Fund, (National Municipal Fund) (formerly Delaware Investments Florida Insured Municipal Income Fund) is organized as a Massachusetts Business Trust (each referred to as a Fund and collectively as the Funds). Arizona Municipal Fund, Colorado Municipal Fund, Minnesota Municipal Fund II and National Municipal Fund are considered diversified closed-end management investment companies under the Investment Company Act of 1940, as amended. The Funds’ common shares trade on the American Stock Exchange. The Funds’ preferred shares are traded privately through a remarketing agent.

The investment objective of each Fund is to provide high current income exempt from federal income tax and from the personal income tax of its state, if any, consistent with the preservation of capital. Each Fund, except National Municipal Income Fund, will seek to achieve its investment objective by investing substantially all of its net assets in investment grade, tax-exempt municipal obligations of its respective state.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation — Long-term debt securities are valued by an independent pricing service or broker and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Directors/Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

Federal Income Taxes — The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Effective September 30, 2007, the Funds adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Interest and Related Expenses — Interest and related expenses include, but are not limited to, interest expense, remarketing fees, liquidity fees, and trustees’ fees from the Minnesota Municipal Fund II’s participation in inverse floater programs where the Fund has transferred its own bonds to a trust that issues floating rate securities with an aggregate principal amount equal to the principal of the transferred bonds. In conveyance of the bond, the Fund receives the inverse floating rate securities and cash from the trust. As a result of certain rights retained by the Fund, the transfer of the bond is not considered a sale, but rather a form of financing for accounting purposes whereby the cash received is recorded as a liability and interest expense is recorded based on the interest rate of the floating rate securities. Remarketing fees, liquidity fees, and trustees’ fees expenses are recorded on the accrual basis.

For the year ended March 31, 2008, the Minnesota Municipal Fund II had an average daily liability from the participation in inverse floater programs of $8,500,000 and recorded interest expense at an average rate of 3.91%.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. In addition, in

(continues)     31

Notes to financial statements

Delaware Investments Closed-End Municipal Bond Funds

1. Significant Accounting Policies (continued)

order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Funds may declare special year-end dividend and capital gains distributions during November or December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Funds and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees and on the statements of operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.40% which is calculated daily based on the average weekly net assets of each Fund, excluding the liquidation value of the preferred stock.

Effective October 1, 2007, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Funds. For these services, the Funds pay DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.005% of the first $30 billion; 0.0045% of the next $10 billion; 0.004% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments® Family of Funds on a relative net asset value basis. Prior to October 1, 2007, DSC provided fund accounting and administration services to the Funds and received a fee at an annual rate of 0.04% of average daily net assets excluding the liquidation value of the preferred stock. For the year ended March 31, 2008, the Funds were charged as follows:

	Arizona	Colorado	Minnesota	National
	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund II	Fund
	$15,303	$25,151	$59,204	$12,253

At March 31, 2008, each Fund had liabilities payable to affiliates as follows:

	Arizona	Colorado	Minnesota	National
	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund II	Fund
Investment management fee payable to DMC	$22,158	$36,387	$86,162	$17,469
Accounting administration and other expenses
payable to DSC	6,620	17,200	26,074	5,880
Other expenses payable to DMC and affiliates*	1,576	4,747	3,793	4,540

*DMC, as part of its administrative services, pays operating expenses on behalf of each Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, stock exchange fees, custodian fees and directors/trustees’ fees.

As provided in the investment management agreement, each Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to each Fund by DMC and/or its affiliates’ employees. For the year ended March 31, 2008, each Fund was charged for internal legal and tax services provided by DMC and/or its affiliates’ employees as follows:

Arizona	Colorado	Minnesota	National
Municipal	Municipal	Municipal	Municipal
Fund	Fund	Fund II	Fund
$2,539	$4,238	$9,981	$2,021

Directors’/Trustees’ fees include expenses accrued by the Funds for each Director’s/Trustee’s retainer and per meeting fees. Certain officers of DMC and DSC are officers and/or Directors/Trustees of the Funds. These officers and Directors/Trustees are paid no compensation by the Funds.

3. Investments

For the year ended March 31, 2008, the Funds made purchases and sales of investment securities other than short-term investments as follows:

	Arizona	Colorado	Minnesota	National
	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund II	Fund
Purchases	$12,576,979	$18,076,709	$15,397,004	$9,025,440
Sales	12,061,215	16,698,015	16,919,545	9,443,444

At March 31, 2008, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	Arizona	Colorado	Minnesota	National
	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund II	Fund
Cost of investments	$64,463,114	$105,941,375	$248,475,722	$52,799,148
Aggregate unrealized appreciation	$2,141,925	$3,970,314	$9,222,769	$624,302
Aggregate unrealized depreciation	(1,569,217)	(2,027,723)	(4,349,466)	(1,346,356)
Net unrealized appreciation (depreciation)	$572,708	$1,942,591	$4,873,303	$(722,054)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2008 and 2007 was as follows:

	Arizona	Colorado	Minnesota	National
	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund II	Fund
Year Ended 3/31/08
Ordinary Income	$58,659	$—	$32,679	$60,768
Tax-exempt income	2,700,762	4,758,605	11,215,078	2,310,133
Long-term capital gain	232,318	913,220	—	142,452
Total	$2,991,739	$5,671,825	$11,247,757	$2,513,353

Year Ended 3/31/07
Ordinary income	$15,433	$—	$—	$—
Tax-exempt income	3,106,771	5,436,875	11,948,414	2,676,030
Long-term capital gain	134,934	435,594	—	208,722
Total	$3,257,138	$5,872,469	$11,948,414	$2,884,752

5. Components of Net Assets on a Tax Basis

As of March 31, 2008, the components of net assets on a tax basis were as follows:

	Arizona	Colorado	Minnesota	National
	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund II	Fund
Shares of beneficial interest	$40,780,234	$67,238,110	$158,750,422	$33,300,621
Distributions payable	(15,481)	(25,000)	(58,932)	(12,384)
Undistributed tax-exempt Income	—	62,773	—	—
Post-October losses	(43,488)	(245,374)	(65,893)	(182,094)
Capital loss carryforward	—	—	(194,046)	(18,596)
Unrealized appreciation (depreciation) of investments	572,708	1,942,591	4,873,303	(722,054)
Net assets	$41,293,973	$68,973,100	$163,304,854	$32,365,493

The difference between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount on debt instruments.

Post-October losses represent losses realized on investment transactions from November 1, 2007 through March 31, 2008 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

(continues)     33

Notes to financial statements

Delaware Investments Closed-End Municipal Bond Funds

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of dividends and distributions, capital loss carryforward expiration and tax treatment of market discount on debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2008, the Funds recorded the following reclassifications:

	Arizona	Colorado	Minnesota	National
	Municipal	Municipal	Municipal	Municipal
	Fund	Fund	Fund II	Fund
Paid-in capital	$(58,659)	$ —	$(47,067)	$(60,768)
Undistributed net investment income	33,538	(769)	27,316	60,407
Accumulated net realized gain (loss)	25,121	769	19,751	361

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Capital loss carryforwards remaining at March 31, 2008 will expire as follows:

	Minnesota	National
	Municipal	Municipal
	Fund II	Fund
2009	$175,804	$—
2010	8,416	—
2013	9,826	—
2016	—	18,596
Total	$194,046	$18,596

For the year ended March 31, 2008, the Minnesota Municipal Fund II utilized $161,006 of capital loss carryforwards and $14,388 expired in 2008.

6. Capital Stock

Pursuant to their articles of incorporation, Arizona Municipal Fund, Colorado Municipal Fund and Minnesota Municipal Fund II each have 200 million shares of $0.01 par value common shares authorized. National Municipal Fund has been authorized to issue an unlimited amount of $0.01 par value common shares. The Funds did not repurchase any shares under the Share Repurchase Program during the year ended March 31, 2008. Shares issuable under the Funds’ dividend reinvestment plan are purchased by the Funds’ transfer agent, Mellon Investor Services, LLC, in the open market.

For the year ended March 31, 2008, the Funds did not have any transactions in common shares.

The Funds each have one million shares of $0.01 par value preferred shares authorized, except for National Municipal Fund, which has an unlimited amount of $0.01 par value preferred shared authorized. The Arizona Municipal Fund and National Municipal Fund each currently have 250 Series A and 250 Series B preferred shares issued. Colorado Municipal Fund has 400 Series A and 400 Series B preferred shares issued, and Minnesota Municipal Fund II has 600 Series A, 600 Series B, 400 Series C, and 300 Series D Preferred Shares issued. The preferred shares of each Fund have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends.

Dividends for the outstanding preferred shares of each Fund are cumulative at a rate established at the initial public offering and are reset based on the results of an auction. Prior to February 26, 2008, the dividends for outstanding preferred shares were reset every 28 days.

Dividend rates (adjusted for any capital gain distributions) ranged during the year ended March 31, 2008 as follows:

Fund	Low		High
Arizona Municipal Fund	3.23%	to	5.25%
Colorado Municipal Fund	3.10%	to	5.25%
Minnesota Municipal Fund II	3.04%	to	5.50%
National Municipal Fund	3.23%	to	5.15%

Citigroup Global Markets, Inc., and Merrill Lynch Pierce, Fenner & Smith Inc. (Colorado Municipal Fund only), as the remarketing agents, receive an annual fee from each of the Funds of 0.25% of the average amount of preferred stock outstanding.

Under the 1940 Act, the Funds may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock is less than 200%. The preferred shares are redeemable at the option of the Funds, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends whether or not declared, if certain requirements relating to the composition of the assets and liabilities of each Fund are not satisfied.

6. Capital Stock (continued)

The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares are also entitled to elect two of each Fund’s Directors. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders pursuant to Section 13(a) of the 1940 Act, including, among other things, changes in each of the Fund’s subclassification as a closed-end investment company or (c) changes in their fundamental investment restrictions.

7. Inverse Floaters

The Funds may participate in inverse floater programs where a fund transfers its own bonds to a trust that issues floating rate securities and inverse floating rate securities (inverse floaters) with an aggregate principal amount equal to the principal of the transferred bonds. The inverse floaters received by the Funds are derivative tax-exempt obligations with floating or variable interest rates that move in the opposite direction of short-term interest rates, usually at an accelerated speed. Consequently, the market values of the inverse floaters will generally be more volatile than other tax-exempt investments. The Funds typically use inverse floaters to adjust the duration of its portfolio. Duration measures a portfolio’s sensitivity to changes in interest rates. By holding inverse floaters with a different duration than the underlying bonds that a Fund transferred to the trust, the Fund seeks to adjust its portfolio’s sensitivity to changes in interest rates. The Funds may also invest in inverse floaters to add additional income to the Funds or to adjust the Funds’ exposure to a specific segment of the yield curve. Securities held in trust relating to inverse floater programs are identified on the statements of net assets.

8. Credit and Market Risk

The Funds use leverage in the form of preferred shares. Leveraging may result in a higher degree of volatility because each Fund’s net asset value could be more sensitive to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local and national economic conditions, as applicable, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds. At March 31, 2008, the percentages of each Fund’s net assets, including liquidation value of preferred stock, insured by bond insurers are as follows:

Arizona Municipal Fund	38%
Colorado Municipal Fund	56%
Minnesota Municipal Fund	28%
National Municipal Fund	79%

Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the statements of net assets.

The Funds may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

(continues)     35

Notes to financial statements

Delaware Investments Closed-End Municipal Bond Funds

8. Credit and Market Risk (continued)

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Fund’s Board of Trustees/Directors has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds 15% limit on investments in illiquid securities. As of March 31, 2008, there were no Rule 144A securities and no securities have been determined to be illiquid under the Funds’ Liquidity Procedures.

9. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

10. Tax Information (Unaudited)

The information set forth below is for the Funds’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended March 31, 2008, each Fund designates distributions paid during the year as follows:

	(A)	(B)	(C)
	Long-Term	Tax-	Ordinary
	Capital Gains	Exempt	Income	Total
	Distributions	Distributions	Distributions	Distributions
	(Tax Basis)	(Tax Basis)	(Tax Basis)	(Tax Basis)
Arizona Municipal Fund	8%	90%	2%	100%
Colorado Municipal Fund	16%	84%	—	100%
Minnesota Municipal Fund II	—	100%	—	100%
National Municipal Fund	6%	92%	2%	100%

(A), (B) and (C) are based on a percentage of each Fund’s total distributions.

11. Preferred Shares

Beginning in February 2008, remarketings of each Fund’s shares failed. A remarketing fails when the remarketing agent is unable to set a dividend rate that will clear the market of all the shares that current holders wish to sell in a remarketing. A failed remarketing means that the current holders retain their preferred shares until the next periodic remarketing (for the Funds, periodic remarketings are typically 28 days but are generally 7 days when a remarketing fails), and the dividend rate for the next dividend period is automatically set to the maximum dividend rate established by each Fund’s governing instruments. Each Fund’s preferred shares maximum rate is calculated as 110% of the higher applicable AA composite commercial paper rate and the taxable equivalent of the short-term municipal bond rate.

These developments generally do not affect the management or investment policies of the Funds. However, one implication of these failed remarketings for common shareholders is that the Funds’ cost of leverage may be higher than it otherwise would have been had the remarketing continued to be successful. If this is the case, the Funds’ future common share earnings may be lower than they otherwise would have been.

Report of independent
registered public accounting firm

The Shareholders and Board of Directors/Trustees of Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Municipal Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments National Municipal Income Fund

We have audited the accompanying statements of net assets of Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc., and Delaware Investments National Municipal Income Fund (the “Funds”) as of March 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at March 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
May 19, 2008

Other Fund information (unaudited)

Delaware Investments Closed-End Municipal Bond Funds

Fund management

Joseph R. Baxter
Senior Vice President, Head of Municipal Bond
Department, Senior Portfolio Manager

Joseph R. Baxter is the head of the municipal bond department and is responsible for setting the department’s investment strategy. He is also a co-portfolio manager of the firm’s municipal bond funds and several client accounts. Before joining Delaware Investments in 1999, he held investment positions with First Union, most recently as a municipal portfolio manager with the Evergreen Funds. Baxter received a bachelor’s degree in finance and marketing from La Salle University.

Robert F. Collins, CFA
Senior Vice President, Senior Portfolio Manager

Robert F. Collins is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is a co-portfolio manager of several of the firm’s municipal bond funds and client accounts. Prior to joining Delaware Investments in 2004, he spent five years as a co-manager of the municipal portfolio management group within PNC Advisors, where he oversaw the tax-exempt investments of high net worth and institutional accounts. Before that, he headed the municipal fixed income team at Wilmington Trust, where he managed funds and high net worth accounts. Collins earned a bachelor’s degree in economics from Ursinus College, and he is also a former president of The Financial Analysts of Wilmington, Delaware.

Stephen J. Czepiel
Senior Vice President, Portfolio Manager

Stephen J. Czepiel is a member of the firm’s municipal fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is a co-portfolio manager of the firm’s municipal bond funds and client accounts. He joined Delaware Investments in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry. Czepiel earned his bachelor’s degree in finance and economics from Duquesne University.

Denise A. Franchetti, CFA
Vice President, Portfolio Manager, Senior Research Analyst

Denise A. Franchetti is a senior research analyst for the municipal bond department. Currently, she is responsible for following the airports/airlines, education, hotels, leases, turnpike/toll, and transportation sectors for the group. In 2003, she was also named as portfolio manager on several of the tax-exempt funds in addition to her research duties. Prior to joining Delaware Investments in 1997, she was a fixed income trader at Provident Mutual Life Insurance and an investment analyst at General Accident Insurance. Franchetti received her bachelor’s degree and an MBA from La Salle University, and she is a member of the CFA Society of Philadelphia.

Recent Developments Regarding Bond Insurance Companies

Starting in January 2008, Standard and Poor’s, Moody’s Investors Service and Fitch Ratings began to take negative actions against a number of the municipal bond insurers. These actions included actual rating downgrades, assigning negative outlooks, and/or placing the insurer financial strength rating on credit watch for possible downgrade. Through early April 2008, five (AMBAC, FGIC, CGIC, MBIA and XLCA) of the seven first tier monoline insurers have been downgraded by one or more of the rating agencies. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds.

Recent Developments Regarding Preferred Share Remarketings

Beginning in February 2008, remarketings of each Fund’s shares failed. A remarketing fails when the remarketing agent is unable to set a dividend rate that will clear the market of all the shares that current holders wish to sell in a remarketing. A failed remarketing means that the current holders retain their preferred shares until the next periodic remarketing (for the Funds, periodic remarketings are typically 28 days but are generally 7 days when a remarketing fails), and the dividend rate for the next dividend period is automatically set to the maximum dividend rate established by each Fund’s governing instruments. The preferred shares maximum rate is calculated as 110% of the higher applicable AA composite commercial paper rate and the taxable equivalent of the short-term municipal bond rate.

These developments generally do not affect the management or investment policies of the Funds. However, one implication of these failed remarketings for common shareholders is that the Funds’ cost of leverage may be higher than it otherwise would have been had the remarketing continued to be successful. If this is the case, the Funds’ future common share earnings may be lower than they otherwise would have been.

Delaware Investments is vigorously exploring viable methods to restore liquidity to preferred shareholders while carefully weighing the potential benefits and consequences of any action on both preferred and common shareholders. We continue to consult with the Funds’ distribution partners, banking firms, and applicable regulatory authorities, including the SEC, as part of our efforts to address this matter.

For current, up-to-date information, please visit the Delaware Investments Closed End Fund Market Update at: http://www.delawareinvestments.com/share/web_uploads/retail/closed_end/auc_rate.pdf

Change to the Funds’ Investment Policies

At a meeting of the Funds’ Board of Directors/Trustees on August 16, 2007, the Board approved the Funds’ ability to invest up to 15% of total net assets in credit default swaps.

Credit Default Swaps

A Fund may enter into credit default swap (“CDS”) contracts to the extent consistent with its investment objectives and strategies. A CDS contract is a risk-transfer instrument (in the form of a derivative security) through which one party (the “purchaser of protection”) transfers to another party (the “seller of protection”) the financial risk of a Credit Event (as defined below), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic premium. In the most general sense, the benefit for the purchaser of protection is that, if a Credit Event should occur, it has an agreement that the seller of protection will make it whole in return for the transfer to the seller of protection of the reference security or securities. The benefit for the seller of protection is the premium income it receives. A Fund might use CDS contracts to limit or to reduce the risk exposure of the Fund to defaults of the issuer or issuers of its holdings (i.e., to reduce risk when the Fund owns or has exposure to such securities). A Fund also might use CDS contracts to create or vary exposure to securities or markets or as a tax management tool.

CDS transactions may involve general market, illiquidity, counterparty, and credit risks. CDS prices may also be subject to rapid movements in response to news and events affecting the underlying securities. In addition, the CDS market for municipal securities is less mature than the CDS market for taxable fixed income securities. The aggregate notional amount (typically, the principal amount of the reference security or securities) of a Fund’s investments in the CDS contracts will be limited to 15% of its total net assets. As the purchaser or seller of protection, a Fund may be required to segregate cash or other liquid assets to cover its obligations under certain CDS contracts.

Where a Fund is a purchaser of protection, it will designate on its books and records cash or liquid securities sufficient to cover its premium payments under the CDS. To the extent that a Fund, as a purchaser of protection, may be required in the event of a credit default to deliver to the counterparty (1) the reference security (or basket of securities), (2) a security (or basket of securities) deemed to be the equivalent of the reference security (or basket of securities), or (3) the negotiated monetary value of the obligation, the Fund will designate the reference security (or basket of securities) on its books and records as being held to satisfy its obligation under the CDS or, where the Fund does not own the reference security (or basket of securities), the Fund will designate on its books and records cash or liquid securities sufficient to satisfy the potential obligation. To the extent that the Fund, as a seller of protection, may be required in the event of a credit default to deliver to the counterparty some or all of the notional amount of the CDS, it will designate on its books and records cash or liquid securities sufficient to cover the obligation. If the CDS permits a Fund to offset its obligations against the obligations of the counterparty under the CDS, then the Fund will only designate on its books and records cash or liquid securities sufficient to cover the Fund’s net obligation to the counterparty, if any. All cash and liquid securities designated by a Fund to cover its obligations under CDS will be marked to market daily to cover these obligations.

(continues)     39

Other Fund information (unaudited)

Delaware Investments Closed-End Municipal Bond Funds

As the seller of protection in a CDS contract, a Fund would be required to pay the par (or other agreed-upon) value of a reference security (or basket of securities) to the counterparty in the event of a default, bankruptcy, failure to pay, obligation acceleration, modified restructuring or agreed upon event (each of these events is a “Credit Event”). If a Credit Event occurs, a Fund generally would receive the security or securities to which the Credit Event relates in return for the payment to the purchaser of the par value. Provided that no Credit Event occurs, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract in return for this credit protection. In addition, if no Credit Event occurs during the term of the CDS contract, a Fund would have no delivery requirement or payment obligation to the purchaser of protection. As the seller of protection, a Fund would have credit exposure to the reference security (or basket of securities). A Fund will not sell protection in a CDS contract if it cannot otherwise hold the security (or basket of securities).

As the purchaser of protection in a CDS contract, a Fund would pay a premium to the seller of protection. In return, the Fund would be protected by the seller of protection from a Credit Event on the reference security (or basket of securities). A risk in this type of transaction is that the seller of protection may fail to satisfy its payment obligations to the Fund if a Credit Event should occur. This risk is known as counterparty risk and is described in further detail below.

If the purchaser of protection does not own the reference security (or basket of securities), the purchaser of protection may be required to purchase the reference security (or basket of securities) in the case of a Credit Event on the reference security (or basket of securities). If the purchaser of protection cannot obtain the security (or basket of securities), it may be obligated to deliver a security (or basket of securities) that is deemed to be equivalent to the reference security (or basket of securities) or the negotiated monetary value of the obligation.

Each CDS contract is individually negotiated. The term of a CDS contract, assuming no Credit Event occurs, is typically between two and five years, but there is no restriction on the term of the CDS contracts in which a Fund may invest. CDS contracts may be unwound through negotiation with the counterparty. Additionally, a CDS contract may be assigned to a third party. In either case, the unwinding or assignment involves the payment or receipt of a separate payment by a Fund to terminate the CDS contract.

A significant risk in CDS transactions is the creditworthiness of the counterparty because the integrity of the transaction depends on the willingness and ability of the counterparty to meet its contractual obligations. If there is a default by a counterparty who is a purchaser of protection, a Fund’s potential loss is the agreed upon periodic stream of payments from the purchaser of protection. If there is a default by a counterparty that is a seller of protection, the Fund’s potential loss is the failure to receive the par value or other agreed upon value from the seller of protection if a Credit Event should occur. CDS contracts do not involve the delivery of collateral to support each party’s obligations; therefore, a Fund will only have contractual remedies against the counterparty pursuant to the CDS agreement. As with any contractual remedy, there is no guarantee that a Fund would be successful in pursuing such remedies. For example, the counterparty may be judgment proof due to insolvency. A Fund thus assumes the risk that it will be delayed or prevented from obtaining payments owed to it.

Changes in the Delaware Investments Colorado Insured Municipal Income Fund, Inc. (renamed Delaware Investments Colorado Municipal Income Fund, Inc.)

Delaware Investments Colorado Municipal Income Fund, Inc. is considered “diversified” as defined in the 1940 Act, which means that it must invest in a larger number of issuers than a non-diversified mutual fund. Because the Fund is diversified, adverse effects on any single Fund investment may affect a smaller portion of its overall assets and subject the Fund to fewer risks and lesser volatility than a non-diversified portfolio.

On November 16, 2007, shareholders of Delaware Investments Colorado Insured Municipal Income Fund, Inc., renamed Delaware Investments Colorado Municipal Income Fund, Inc., (ASE: VCF) (the “Colorado Fund”) approved the proposal to change certain fundamental investment policies of the Colorado Fund at the Colorado Fund’s reconvened annual shareholders meeting. These changes were effective on Wednesday, January 2, 2008.

Shareholders of the Colorado Fund approved a proposal to eliminate a fundamental investment policy requiring the Colorado Fund to invest 80% of its net assets in insured, AAA-rated municipal bonds issued by the State of Colorado. The approval of this change enables the Colorado Fund to, as a non-fundamental policy, (1) invest without limitation in un-insured, investment grade municipal securities issued by the state of Colorado (including those rated below AAA) and (2) invest up to 20% of its net assets in non-investment grade municipal securities. Consistent with its new investment strategy, the Colorado Fund has changed its name to the Delaware Investments Colorado Municipal Income Fund, Inc.

In addition, the Colorado Fund’s non-fundamental investment policy was changed to permit the Colorado Fund to invest without limitation in uninsured, investment grade Colorado municipal securities (those rated BBB and above or unrated but judged to be of comparable quality by the Colorado Fund’s investment adviser). The Colorado Fund will be able to invest up to 20% of its net assets in municipal bonds with an investment rating of Ba/BB or lower, or that are unrated but judged to be of comparable quality by the Colorado Fund’s investment adviser. Investment in municipal bonds of below investment grade quality involves special risks as compared with investment in higher grade municipal bonds. These risks include greater sensitivity to general economic downturns. Securities rated below investment grade are commonly known as “junk bonds.” These securities are regarded as predominantly speculative with respect to the issuer’s ability to pay interest and repay principal owed.

The changes described above cause the Colorado Fund to be subject to the following additional risks, most notably increased industry and security risk, credit risk and high-yield bond risk.

Industry and Security Risk. Industry risk is the risk that the value of securities in a particular industry will decline because of changing expectations for the performance of that industry. Securities risk is the risk that the value of an individual security will decline because of changing expectations for the performance of the individual issuer of the security. To mitigate this risk, DMC spreads the Colorado Fund’s assets across different types of municipal bonds and among bonds representing different industries and regions within Colorado. DMC will generally concentrate investments in a particular sector when the supply of bonds in other sectors does not suit the Colorado Fund’s investment needs. This will expose the Colorado Fund to greater industry and security risk. However, the elimination of the Colorado Fund’s fundamental policy requiring it to invest primarily in insured securities may cause the Colorado Fund to be more subject to industry and security risk than it was previously because payment of interest and principal on a substantial portion of the bonds in its portfolio is no longer insured.

Credit Risk. Credit risk is the possibility that an issuer of a debt security - or an entity that insures the debt security - will be unable to make interest payments on, and to pay the principal of, a security when due. A change in the credit risk associated with a particular debt security may cause a corresponding change in that security’s price and, therefore, impact the Colorado Fund’s net asset value. The purpose of insurance is to protect against credit risk. In the event of a default of an insured municipal security, the insurer is contractually required to make payments of interest and principal under the terms of the municipal security. To the extent that the Colorado Fund invests more of its assets in insured municipal securities or in securities that are more highly rated, the Colorado Fund may be subject to less credit risk. There is no assurance, however, that an insurance company will meet its obligations with respect to the insured securities. DMC recognizes that both eliminating the Colorado Fund’s mandated investment policy concerning insured securities and increasing the Colorado Fund’s ability to invest in non-investment grade securities may entail an increase in credit risk. It is the portfolio manager’s and credit analyst’s responsibility to perform due diligence around security selection with respect to credit risk to ensure that securities within the Colorado Fund are adding value to the portfolio. The team responsible for managing the Colorado Fund meets on a weekly basis to discuss and address such risks.

High Yield (“Junk”) Bonds. Credit risk is even greater for non-investment grade, high-yield municipal bonds. Investing in so-called “junk” bonds entails the risk of principal loss, which is typically greater than the risk involved in investment grade bonds. Issuers of these bonds are generally considered to be in a less secure financial situation and may be affected more by adverse economic conditions, and therefore high-yield bonds tend to exhibit more price volatility. High-yield bonds are sometimes issued by municipalities with lesser financial strength and therefore less ability to make projected debt payments on the bonds. A protracted economic downturn could adversely affect the value of outstanding bonds and the ability of high-yield issuers to repay principal and interest. In particular, for a high-yield revenue bond, adverse economic conditions to the particular project or industry that backs the bond would pose a significant risk. In striving to manage these risks, DMC will limit the amount that the Colorado Fund may invest in lower quality, higher yielding bonds.

Interest Rates. The Colorado Fund is affected by changes in interest rates. When interest rates rise, the value of bonds in the Colorado Fund’s portfolio will likely decline. This generally affects securities with longer maturities more than those with shorter maturities. Because interest rate movements can be unpredictable, DMC does not try to increase return by aggressively capitalizing on interest rate moves. DMC does attempt to manage the duration of the Colorado Fund in order to take advantage of DMC’s market outlook, especially on a longer-term basis.

Changes in the Delaware Investments Florida Insured Municipal Income Fund (renamed Delaware National Municipal Income Fund)

On September 13, 2007, shareholders of Delaware Investments Florida Insured Municipal Income Fund, renamed Delaware Investments National Municipal Income Fund (ASE: VFL) (the “Fund”), approved a proposal to change certain of the Fund’s fundamental investment policies at the Fund’s reconvened annual shareholders meeting. These changes were effective on Tuesday, October 16, 2007.

Shareholders of the Fund approved a proposal to eliminate a fundamental investment policy requiring the Fund to invest 80% of its net assets in insured, AAA-rated municipal bonds issued by the State of Florida. This change permits the Fund to, as a non-fundamental policy, (1) invest without limitation in un-insured, investment grade municipal securities (including those rated below AAA) of states other than Florida and to (2) invest up to 20% of its net assets in non-investment grade municipal securities. Consistent with its new, national investment strategy, the Fund has changed its name to Delaware Investments National Municipal Income Fund.

In addition, the Fund’s non-fundamental investment objective was changed to provide current income exempt from regular federal income tax, consistent with the preservation of capital. As a fundamental policy, under normal circumstances the Fund will invest at least 80% of its net assets in securities the income from which is exempt from federal income taxes. The Fund will be able to invest up to 20% of its net assets in municipal bonds with an investment rating of Ba/BB or lower, or that are unrated but judged to be of comparable quality by the Fund’s investment adviser. Investment in municipal bonds of below investment grade quality involves special risks as compared with investment in higher grade municipal bonds. These risks include greater sensitivity to general economic downturns. Securities rated below investment grade are commonly known as “junk bonds.” These securities are regarded as predominantly speculative with respect to the issuer’s ability to pay interest and repay principal owed.

The changes described above cause the Fund to be subject to the following additional risks, most notably increased industry and security risk, credit risk and high-yield bond risk.

(continues)     41

Other Fund information (unaudited)

Delaware Investments Closed-End Municipal Bond Funds

Industry and Security Risk. Industry risk is the risk that the value of securities in a particular industry will decline because of changing expectations for the performance of that industry. Securities risk is the risk that the value of an individual security will decline because of changing expectations for the performance of the individual issuer of the security. To mitigate this risk, DMC spreads the Fund’s assets across different types of municipal bonds and among bonds representing different industries and regions. DMC will generally concentrate investments in a particular sector when the supply of bonds in other sectors does not suit the Fund’s investment needs. This will expose the Fund to greater industry and security risk. However, the elimination of the Fund’s fundamental policy requiring it to invest primarily in insured securities may cause the Fund to be more subject to industry and security risk than it was previously because payment of interest and principal on a substantial portion of the bonds in its portfolio is no longer insured.

Geographical Diversification. The Fund will transition its portfolio over time to include municipal bonds from other states and territories. During that transition period, the Fund may have significant investments in Florida municipal bonds. This could make the Fund more sensitive to economic conditions in Florida than other more geographically diversified national municipal income funds.

Credit Risk. Credit risk is the possibility that an issuer of a debt security - or an entity that insures the debt security - will be unable to make interest payments on, and to pay the principal of, a security when due. A change in the credit risk associated with a particular debt security may cause a corresponding change in that security’s price and, therefore, impact the Fund’s net asset value. The purpose of insurance is to protect against credit risk. In the event of a default of an insured municipal security, the insurer is contractually required to make payments of interest and principal under the terms of the municipal security. To the extent that the Fund invests more of its assets in insured municipal securities or in securities that are more highly rated, the Fund may be subject to less credit risk. There is no assurance, however, that an insurance company will meet its obligations with respect to the insured securities. DMC recognizes that both eliminating the Fund’s mandated investment policy concerning insured securities and increasing the Fund’s ability to invest in non-investment grade securities may entail an increase in credit risk. It is the portfolio manager’s and credit analyst’s responsibility to perform due diligence around security selection with respect to credit risk to ensure that securities within the Fund are adding value to the portfolio. The team responsible for managing the Fund meets on a weekly basis to discuss and address such risks.

High Yield (“Junk”) Bonds. Credit risk is even greater for non-investment grade, high-yield municipal bonds. Investing in so-called “junk” bonds entails the risk of principal loss, which is typically greater than the risk involved in investment grade bonds. Issuers of these bonds are generally considered to be in a less secure financial situation and may be affected more by adverse economic conditions, and therefore high-yield bonds tend to exhibit more price volatility. High-yield bonds are sometimes issued by municipalities with lesser financial strength and therefore less ability to make projected debt payments on the bonds. A protracted economic downturn could adversely affect the value of outstanding bonds and the ability of high-yield issuers to repay principal and interest. In particular, for a high-yield revenue bond, adverse economic conditions to the particular project or industry that backs the bond would pose a significant risk. In striving to manage these risks, DMC will limit the amount that the Fund may invest in lower quality, higher yielding bonds.

Interest Rates. The Fund is affected by changes in interest rates. When interest rates rise, the value of bonds in the Fund’s portfolio will likely decline. This generally affects securities with longer maturities more than those with shorter maturities. Because interest rate movements can be unpredictable, DMC does not try to increase return by aggressively capitalizing on interest rate moves. DMC does attempt to manage the duration of the Fund in order to take advantage of DMC’s market outlook, especially on a longer-term basis.

Proxy Results

The shareholders of Delaware Investments Colorado Municipal Income Fund, Inc. (formerly Delaware Investments Colorado Insured Municipal Income Fund, Inc.) (the “Fund”) voted on the following proposal at its reconvened annual meeting of shareholders on November 16, 2007 (the “Annual Meeting”). The description of the proposal and number of shares voted are as follows:

1. To eliminate a fundamental investment policy requiring the Fund to invest primarily in insured Colorado municipal securities rated AAA.

Common Shareholders				Preferred Shareholders
Affirmative	Against	Abstained	Broker Non-votes	Affirmative	Against	Abstained
2,552,136	551,574	88,144	630,938	311	120	0

Dividend Reinvestment Plan

Each Fund offers an automatic dividend reinvestment program (“Plan”). Under the current policies of Arizona Municipal Income Fund, Minnesota Municipal Income Fund II, and National Municipal Income Fund (formerly Florida Insured Municipal Income Fund) all distributions of net investment income and capital gains to common shareholders are automatically reinvested in additional shares unless shareholders elect to receive all dividends and other distributions in cash paid by check mailed directly to shareholders by the dividend plan agent. Under the current policies of Colorado Municipal Income Fund (formerly Colorado Insured Municipal Income Fund), distributions of net investment income and capital gains to common shareholders will be paid in cash unless shareholders notify Mellon Investor Services, LLC (“Mellon”) of their desire to participate in the dividend reinvestment program. Shareholders who hold their shares through a bank, broker or other nominee should request the bank, broker or nominee to participate in the Plan on their behalf. This can be done as long as the bank, broker or nominee provides a dividend reinvestment service for the Funds. If the bank, broker or nominee does not provide this service, such shareholders must have their shares taken out of “street” or nominee name and re-registered in their own name in order to participate in the Plan.

Mellon will apply all cash dividends, capital gains and other distributions (collectively, “Distributions”) on each Fund’s shares of common stock which become payable to each Plan participant to the purchase of outstanding shares of each Fund’s common stock for such participant. These purchases may be made on a securities exchange or in the over-the-counter market, and may be subject to such terms of price, delivery and related matters to which Mellon may agree. The Funds will not issue new shares in connection with the Plan.

Distributions reinvested for participants are subject to income taxes just as if they had been paid directly to the shareholder in cash. Participants will receive a year-end statement showing distributions reinvested, and any brokerage commissions paid on such participant’s behalf.

Shareholders holding shares of a Fund in their own names who wish to terminate their participation in the Plan may do so by sending written instruction to Mellon so that Mellon receives such instructions at least 10 days prior to the Distribution record date. Shareholders with shares held in account by a bank, broker or other nominee should contact such bank, broker or other nominee to determine the procedure for withdrawal from the Plan.

If written instructions are not received by Mellon at least 10 days prior to the record date for a particular Distribution, that Distribution may be reinvested at the sole discretion of Mellon. After a shareholder’s instructions to terminate participation in the Plan become effective, Distributions will be paid to shareholders in cash. Upon termination, a shareholder may elect to receive either stock or cash for all the full shares in the account. If cash is elected, Mellon will sell such shares at the then current market value and then send the net proceeds to the shareholder, after deducting brokerage commissions and related expenses. Any fractional shares at the time of termination will be paid in cash at the current market price, less brokerage commissions and related expenses, if any. Shareholders may at any time request a full or partial withdrawal of shares from the Plan, without terminating participation in the Plan. When shares outside of the Plan are liquidated, Distributions on shares held under the Plan will continue to be reinvested unless Mellon is notified of the shareholder’s withdrawal from the Plan.

An investor holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Please contact your broker/dealer for additional details.

Mellon will charge participants their proportional share of brokerage commissions on market purchases. Participants may obtain a certificate or certificates for all or part of the full shares credited to their accounts at any time by making a request in writing to Mellon. A fee may be charged to the participant for each certificate issuance.

If you have any questions and shares are registered in “street” name, contact the broker/dealer holding the shares or your financial advisor. If you have any questions and shares are registered in your name, contact Mellon at 800 851-9677.

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	84	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]		Board of Governors
	Trustee	Chief Executive Officer			Member — Investment
April 1963		since August 1, 2006			Company Institute (ICI)
(2007–Present)

Member of Investment
Committee — Cradle
of Liberty Council, BSA
(November
2007–Present)

Finance Committee
Member — St. John
Vianney Roman
Catholic Church
(2007–Present)
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	84	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —		(April 2007–Present)
Morgan Stanley & Co.
October 1947			(January 1984–March 2004)		Chairman of
Investment Committee
— The Haverford
School (2002–Present)

Chairman of
Investment Committee
— Pennsylvania
Academy of Fine Arts
(2007–Present)
Trustee (2004–Present)

Investment Committee
Member —
Pennsylvania
Horticultural Society
(February
2006–Present)

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
John A. Fry	Trustee	Since	President —	84	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002–Present)		Systems
19103
			Executive Vice President —		Director —
May 1960			University of Pennsylvania		Allied Barton
			(April 1995–June 2002)		Security Holdings
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	84	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)
December 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	84	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 1947
Ann R. Leven	Trustee	Since	Consultant —	84	Director and Audit
2005 Market Street		October 1989	ARL Associates		Committee Chair —
Philadelphia, PA			(Financial Planning)		Systemax, Inc.
19103			(1983–Present)

November 1940
Thomas F. Madison	Trustee	Since	President and Chief	84	Director —
2005 Market Street		May 1997[3]	Executive Officer —		CenterPoint Energy
Philadelphia, PA			MLM Partners, Inc.
19103			(Small Business Investing		Director and Audit
			and Consulting)		Committee Chair —
February 1936			(January 1993–Present)		Digital River, Inc.

Director and Chair of
Audit and
Compensation
Committees —
Rimage Corporation

Director and Chair of
Compensation and
Governance &
Nominating
Committees —
Valmont Industries, Inc.
Janet L. Yeomans	Trustee	Since	Vice President and Treasurer	84	None
2005 Market Street		April 1999	(January 2006–Present)
Philadelphia, PA			Vice President — Mergers & Acquisitions
19103			(January 2003–January 2006), and
Vice President
July 1948			(July 1995–January 2003)
3M Corporation

Ms. Yeomans has held
various management positions
at 3M Corporation since 1983.

(continues)     45

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
J. Richard Zecher	Trustee	Since	Founder —	84	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director and Audit
July 1940			Founder —		Committee Member —
			Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1996–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	84	None[4]
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served	84	None[4]
2005 Market Street	and Treasurer	since	in various capacities at
Philadelphia, PA		October 25, 2007	different times at
19103			Delaware Investments.

October 1972
David P. O’Connor	Senior	Senior Vice President,	David P. O’Connor has served in	84	None[4]
2005 Market Street	Vice President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	84	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 1963
1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.
4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor.

About the organization

This annual report is for the information of Delaware Investments Closed-End Municipal Bond Funds shareholders. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Funds may, from time-to-time, purchase shares of their common stock on the open market at market prices.

Board of trustees

Patrick P. Coyne
Chairman, President,
and Chief Executive Officer
Delaware Investments® Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s Web site at http://www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and each Fund’s Schedule of Investments are available without charge on the Fund’s Web site at http://www.delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through each Fund’s Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s Web site at http://www.sec.gov.

Contact information

Investment manager
Delaware Management Company
Philadelphia, PA

Principal office of the Funds
2005 Market Street
Philadelphia, PA 19103-7057

Independent registered public
accounting firm
Ernst & Young LLP
2001 Market Street
Philadelphia, PA 19103

Registrar and stock transfer
agent
Mellon Investor Services, LLC
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660
800 851-9677

For securities dealers
and financial institutions
representatives
800 362-7500

Web site
www.delawareinvestments.com

Delaware Investments is the marketing
name of Delaware Management Holdings,
Inc. and its subsidiaries.

Number of recordholders as of
March 31, 2008:

Arizona Municipal Income Fund
Colorado Municipal
Income Fund
Minnesota Municipal Income
Fund II
National Municipal Income Fund

123

(3090)	Printed in the USA
AR-CEMUNI [3/08] CGI 5/08	MF-08-04-346 PO 12940

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     Thomas F. Madison
     Janet L. Yeomans 1
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $11,600 for the fiscal year ended March 31, 2008.

_______________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $11,200 for the fiscal year ended March 31, 2007.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $6,868 for the fiscal year ended March 31, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of agreed upon procedures report with respect to the preferred stock rating agency report.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2008.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $6,868 for the fiscal year ended March 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of agreed upon procedures report with respect to the preferred stock rating agency report.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2007.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $2,750 for the fiscal year ended March 31, 2008. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2008.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $2,100 for the fiscal year ended March 31, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2007.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2008.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2008.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2007.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2007.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $263,980 and $248,376 for the registrant’s fiscal years ended March 31, 2008 and March 31, 2007, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are Thomas L. Bennett, Thomas F. Madison, Janet L. Yeomans and J. Richard Zecher.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     The registrant has formally delegated to its investment adviser(s) (the “Adviser”) the ability to make all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

     In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”) to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s website at http://www.delawareinvestments.com; and (ii) on the Commission’s website at http://www.sec.gov.

     The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

     As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

     Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all registrant proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

DELAWARE INVESTMENTS ARIZONA MUNICIPAL INCOME FUND, INC. PORTFOLIO MANAGERS

     Other Accounts Managed

     The following chart lists certain information about types of other accounts for which the portfolio managers are primarily responsible as of March 31, 2008. Any accounts managed in a personal capacity appear under “Others Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of the most recent calendar quarter end for which account statements are available.

				Total Assets
				in Accounts with
			No. of Accounts with	Performance-
	No. of	Total Assets	Performance-Based	Based
	Accounts	in Accounts Fee	Fees	Fee
Joseph R. Baxter
Registered	19	$4.2 billion	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	28	$1.3 billion	0	$0
Robert F. Collins
Registered	19	$4.2 billion	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	29	$1.3 billion	0	$0
Stephen J. Czepiel
Registered	19	$4.2 billion	0	$0
Investment
Companies
Other pooled	0	0	0	$0
Investment Vehicles
Other Accounts	27	$1.3 billion	0	$0
Denise Franchetti
Registered	4	$305.9 million	0	$0
Investment
Companies
Other pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	2	$0	0	$0

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST

     Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or Fund. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds or accounts. A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

COMPENSATION STRUCTURE

     Each portfolio’s manager’s compensation consists of the following:

     BASE SALARY – Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

     BONUS -- Due to transitioning of responsibilities of our fixed income managers over the past year, some of the managers’ bonuses may have been guaranteed for the past year. It is anticipated that going forward an objective component will be added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

     Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 60%-75% of the bonus is quantitatively determined. For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund’s Lipper or Morningstar peer group percentile ranking on a one-year, three-year, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases (or similar sources of relative performance data) on a one-year, three-year, and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining 25%-40% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

     For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

     DEFERRED COMPENSATION – Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

     STOCK OPTION INCENTIVE PLAN/EQUITY COMPENSATION PLAN - Portfolio managers may be awarded options, stock appreciation rights, restricted stock awards and restricted stock units relating to the underlying shares of common stock of Delaware Investments U.S., Inc. pursuant to the terms the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan. In addition, certain managers may be awarded restricted stock units, or “performance shares,” in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn an indirect, wholly-owned subsidiary of Lincoln National Corporation.

     The Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan was established in 2001 in order to provide certain employees of the Manager with a more direct means of participating in the growth of the Manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Subject to the terms of the plan, restricted stock units typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the restricted stock awards will be issued after vesting. Awards are granted under the plan from time to time by the investment manager in its full discretion. Awards may be based in part on seniority. The fair market value of the shares of Delaware Investments U.S., Inc., is normally determined as of each March 31, June 30, September 30 and December 31. Shares issued upon the exercise of such options or vesting of restricted stock units must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder from time to time, as the case may be.

     Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln’s Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln’s achievement of certain performance goals relative to a predetermined peer group.

     OTHER COMPENSATION - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

     OWNERSHIP OF SECURITIES
     As of March 31, 2008, the Fund’s portfolio managers did not own any shares of the Fund.

____________________

1 Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

	(3)	Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware Investments Colorado Insured Municipal Income Fund, Inc.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	August 8, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	August 8, 2008

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	August 8, 2008